UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21494
NUVEEN FLOATING RATE INCOME FUND

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: July 31
Date of reporting period: July 31, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments Closed-End Funds High current income from portfolios of senior corporate loans.

Annual Report July 31, 2010

Nuveen Senior Income Fund NSL	Nuveen Floating Rate Income Fund JFR	Nuveen Floating Rate Income Opportunity Fund JRO

NUVEEN INVESTMENTS ANNOUNCES STRATEGIC COMBINATION WITH FAF ADVISORS

On July 29, 2010, Nuveen Investments, Inc. announced that U.S. Bancorp will receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp’s FAF Advisors (FAF). Nuveen Investments is the parent of Nuveen Asset Management (NAM), the investment adviser for the Funds included in this report.

FAF Advisors, which currently manages about $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with NAM, which currently manages about $75 billion in municipal fixed income assets. Upon completion of the transaction, Nuveen Investments, which currently manages about $150 billion of assets across several high-quality affiliates, will manage a combined total of about $175 billion in institutional and retail assets.

This combination will not affect the investment objectives, strategies or policies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors, Winslow Capital and Nuveen HydePark.

The transaction is expected to close late in 2010, subject to customary conditions.

Chairman’s
Letter to Shareholders

Dear Shareholder,

Recent months have revealed the fragility and disparity of the global economic recovery. In the U.S., the rate of economic growth has slowed as various stimulus programs have started to wind down, exposing weakness in the underlying economy. In contrast, many emerging market countries are experiencing a return to comparatively high rates of growth. Confidence in global financial markets has been undermined by concerns about high sovereign debt levels in Europe and the U.S. Until these countries can begin credible programs to reduce their budgetary deficits, market unease and hesitation will remain. On a more positive note, even though the countries now enjoying the strongest recovery depend on exports to countries with trade deficits, these importing countries have resisted the temptation to damage world trade by erecting trade barriers.

The U.S. economy is subject to unusually high levels of uncertainty as it struggles to recover from a devastating financial crisis. Unemployment remains stubbornly high, due to what appears to be both cyclical and structural forces. Federal Reserve policy makers are considering novel approaches to provide support to the economy, and administration policy makers are debating additional stimulus measures. However, the high levels of debt owed both by U.S. consumers and the U.S. government limit their ability to engineer a stronger economic recovery.

The U.S. financial markets reflect the crosscurrents now impacting the U.S. economy. Today’s historically low interest rates reflect the Fed’s easy monetary policy and the demand for U.S. government debt by U.S. and overseas investors looking for a safe haven for investment. Despite a continued corporate earnings recovery, equity markets continue to reflect concern about the possibility of a “double dip” recession. Encouragingly, financial institutions are rebuilding their balance sheets and the financial reform legislation enacted this summer has the potential to address many of the most significant contributors to the financial crisis, although many details still have to be worked out.

In this difficult environment, your Nuveen investment team continues to seek sustainable investment opportunities and, at the same time, remains alert for potential risks that may result from a recovery still facing many headwinds. As your representative, the Nuveen Fund Board monitors the activities of each investment team to assure that all maintain their investment disciplines. As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund.

On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
Robert P. Bremner
Chairman of the Board
September 22, 2010

Nuveen Investments	3

Portfolio Manager’s Comments

Nuveen Senior Income Fund (NSL)
Nuveen Floating Rate Income Fund (JFR)
Nuveen Floating Rate Income Opportunity Fund (JRO)

The Funds’ investment portfolios have been managed since 2001 by Gunther Stein of Symphony Asset Management, LLC, an affiliate of Nuveen Investments. Gunther, who is Symphony’s chief investment officer, has more than 20 years of investment management experience, much of it in evaluating and purchasing senior corporate loans and other high-yield debt.

Here Gunther talks about general economic and market conditions, his management strategies and the performance of the Funds for the twelve-month period ended July 31, 2010.

What were the general market conditions for the twelve-month period?

During this period, there continued to be considerable stress on the economy and both the Federal Reserve (Fed) and the federal government took actions intended to improve the overall economic environment. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25%. At its June 2010 meeting, the central bank renewed its pledge to keep the fed funds rate “exceptionally low” for an “extended period.” The federal government focused on implementing a $787 billion economic stimulus package intended to provide job creation, tax relief, fiscal assistance to state and local governments and expansion of unemployment benefits.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

These and other measures taken by the Fed and the government to ease the economic recession helped to produce some signs of improvement. Over the four calendar quarters comprising most of this period, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at annualized rates of 1.6%, 5.0%, 3.7% and 1.6%, respectively. This marked the first time since 2007 that the economy managed to string together four consecutive positive quarters. Housing also provided something of a bright spot, as the S&P/Case-Shiller Home Price Index of average residential prices gained 3.6% for the twelve months ended June 2010 (the most recent data available at the time this report was produced). This moved average home prices across the United States to levels similar to where they were in the autumn of 2003.

Inflation continued to be relatively tame, as the Consumer Price Index (CPI) rose 1.2% year-over-year as of July 2010. The labor markets remained weak, with the national unemployment rate at 9.5% as of July 2010. This compares with the 26-year high of 10.1% in October 2009 and a rate of 9.4% in July 2009.

In the senior loan market, the second half of 2009 saw a continuation of the positive momentum from earlier in the year. This could be attributed to three primary drivers: lack

4	Nuveen Investments

of new issuance, incremental demand for the asset class, and relative strength in fundamentals.

Market technical factors remained firm as a result of limited new supply as well as new money being put into loans. New issue activity was virtually nonexistent during the period, although some smaller deals came to market. While the fourth quarter of 2009 saw the highest level of institutional new issuance for the year, the levels paled in comparison with recent years. Many of the deals were driven by refinancings, which continued throughout 2010. Refinancings provide opportunities on a select basis to purchase higher quality new issues with attractive spreads and LIBOR floors. Meanwhile, mutual fund inflows in the second half of 2009 and the first quarter of 2010 remained consistent, given the attractive return profile of senior loan assets and the floating rate coupon which historically has outperformed in rising-rate environments. Institutional investors also showed interest in the asset class off and on throughout the year, with buyers appearing despite spread contraction.

The period also saw an improving fundamental environment for senior loans, with relatively low default rates and better recoveries forecasts from market participants and rating agencies. While fundamentals still were not particularly strong, most companies issuing leveraged loans consistently reported better-than-expected operating and net earnings results throughout 2009 and into 2010. This helped to drive positive price action. The Credit Suisse Leverage Loan Index rose +13.98% during the second half of the 2009.

What key strategies were used to manage the Fund during the twelve-month period ended July 31, 2010?

The investment objective of each Fund is to achieve a high level of current income by investing primarily in adjustable rate secured and unsecured senior loans and other debt instruments. Other investments may include U.S. dollar denominated senior loans of non-U.S. borrowers and equity securities and warrants acquired in connection with the Fund’s investment in senior loans.

Toward the end of 2009 and early in 2010, we shifted our investments toward higher quality names as we believed the pace of the rally in riskier assets would normalize as the market leveled off. We also continued to utilize new issues, as well as a variety of older positions where we felt that risk-adjusted returns remained attractive. In addition, we continued to hold select positions in lower quality companies that were purchased at deep discounts to par, such as Infor Global and Citadel. However, the vast majority of the assets in the portfolio traded above 85% of par as fewer broad-based market opportunities were present.

How did the Fund perform over this twelve-month period?

The performance of the Funds, as well as the performance of certain market indexes, is presented in the accompanying table.

Nuveen Investments	5

Average Annual Total Returns on Common Share Net Asset Value
For periods ended 7/31/10

	1-Year	5-Year	10-Year
NSL	28.15%	3.94%	5.08%
JFR	23.85%	3.43%	3.66%
JRO	26.66%	3.99%	4.02%
CSFB Leveraged Loan Index[1]	14.62%	3.88%	4.46%
Barclays Capital U.S. Aggregate Bond Index[2]	8.91%	5.96%	6.49%

For the twelve months ended July 31, 2010, all three Funds outperformed the comparative indexes. During the period, higher risk assets generally outperformed higher quality assets. The risk-driven rally was most evident in some of the low dollar-priced names we hold in the Funds, such as Tribune Company and Swift Transportation. However, some newer higher-quality assets such as Reynolds Brands also performed well.

The more-levered companies generally outperformed during the period, however these names largely underperformed during the previous year and during the financial crisis. There were several special situations that dragged on performance, such as MGM, which is a distressed issuer that had experienced some difficulty with the auction of some of its assets. Other distressed issuers, such as Intelsat also contributed negatively to performance.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

1	The CSFB Leveraged Loan Index is a representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

2	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of these Funds relative to the comparative indexes was the Funds’ use of financial leverage, primarily through bank borrowings. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total returns for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of Fund holdings generally are rising.

The use of leverage made a significant positive contribution to the return of each Fund over this period.

RECENT DEVELOPMENTS REGARDING THE FUNDS’ LEVERAGED CAPITAL STRUCTURES

Shortly after their inceptions, each Fund issued auction rate preferred shares (ARPS) to create financial leverage. As noted in past shareholder reports, the weekly auctions for those ARPS shares began in February 2008 to consistently fail, causing the Funds to pay the so-called “maximum rate” to ARPS shareholders under the terms of the ARPS in the Funds’ charter documents. With the goal of lowering the relative cost of leverage over time for common shareholders and providing liquidity at par for preferred shareholders, the Funds sought to refinance all of their outstanding ARPS beginning shortly thereafter. The Funds completed this refinancing process during 2009 and since then have relied upon bank borrowings to create financial leverage.

6	Nuveen Investments

In April and May 2010, 30 Nuveen leveraged closed-end funds, including JRO, received a demand letter from a law firm on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds’ officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the funds’ ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee’s recommendation.

Subsequently, twenty of the funds that received demand letters (not including JRO) were named as nominal defendants in a putative shareholder derivative action complaint captioned Safier and Smith v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the “Cook County Chancery Court”) on July 27, 2010. Three additional funds (not including JRO) were named as nominal defendants in a similar complaint captioned Curbow v. Nuveen Asset Management, et al. filed in the Cook County Chancery Court on August 12, 2010, and three additional funds (not including JRO) were named as nominal defendants in a similar complaint captioned Beidler v. Nuveen Asset Management, et al. filed in the Cook County Chancery Court on September 21, 2010 (collectively, the “Complaints”). The Complaints, filed on behalf of purported holders of each fund’s common shares, also name Nuveen Asset Management as a defendant, together with current and former Officers and Trustees of each of the funds (together with the nominal defendants, collectively, the “Defendants”). The Complaints contain the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs’ costs and disbursements in pursuing the action. Nuveen Asset Management believes that the Complaints are without merit, and intends to defend vigorously against these charges.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

Nuveen Investments	7

Common Share Distribution
and Share Price Information

As noted earlier, these Funds use financial leverage to potentially enhance opportunities for additional income for common shareholders. The Funds’ use of this leverage strategy continued to provide incremental income, although the extent of this benefit was reduced to some degree by short-term interest rates that remained relatively high during the early part of the period. This, in turn, kept the Funds’ borrowing costs high. All three fund’s distributions increased twice over the twelve-month period.

During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s common share NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s common share NAV. As of July 31, 2010, NSL had a positive UNII balance for tax purposes while JFR & JRO had negative UNII balances for tax purposes. For financial statement purposes, JRO had a positive UNII balance while NSL and JFR had negative UNII balances.

Common Share Repurchases and Share Price Information

As of July 31, 2010, and since the inception of the Funds’ repurchase program, JFR and JRO have cumulatively repurchased common shares as shown in the accompanying table. Since the inception of the Fund’s repurchase program, NSL has not repurchased any of its outstanding common shares.

	Common Shares	% of Outstanding
Fund	Repurchased	Common Shares
JFR	147,593	0.3%
JRO	19,400	0.1%

During the twelve-month reporting period, the JFR and JRO repurchased common shares at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

		Weighted Average	Weighted Average
	Common Shares	Price Per Share	Discount Per Share
Fund	Repurchased	Repurchased	Repurchased
JFR	137,893	$9.15	12.86%
JRO	9,700	$8.95	13.25%

8	Nuveen Investments

As of July 31, 2010, the Funds were trading at (+) premiums/ (-) discounts to their common share NAVs as shown in the accompanying table.

Twelve-Month
	7/31/10	Average
	(+) Premium/	(+) Premium/
Fund	(-) Discount	(-) Discount
NSL	(+)2.06%	(+)1.56%
JFR	(-)2.35%	(-)6.13%
JRO	(+)2.65%	(-)2.86%

Nuveen Investments	9

NSL Performance OVERVIEW	Nuveen Senior Income Fund
as of July 31, 2010

Fund Snapshot
Common Share Price	$6.95

Common Share Net Asset Value	$6.81

Premium/(Discount) to NAV	2.06%

Latest Dividend	$0.0400

Market Yield	6.91%

Net Assets Applicable to Common Shares ($000)	$203,261

Average Annual Total Return
(Inception 10/26/99)
	On Share Price	On NAV
1-Year	44.83%	28.15%

5-Year	3.61%	3.94%

10-Year	5.11%	5.08%

Portfolio Composition
(as a % of total investments)
Media	10.6%

Hotels, Restaurants & Leisure	9.3%

Health Care Providers & Services	8.7%

Specialty Retail	4.4%

Building Products	4.1%

IT Services	3.4%

Oil, Gas & Consumable Fuels	2.8%

Automobiles	2.8%

Paper & Forest Products	2.4%

Chemicals	2.4%

Road & Rail	2.3%

Diversified Telecommunication Services	2.3%

Airlines	2.3%

Communications Equipment	2.2%

Real Estate Management & Development	2.2%

Software	2.2%

Food & Staples Retailing	2.0%

Leisure Equipment & Products	1.8%

Pharmaceuticals	1.7%

Internet Software & Services	1.6%

Auto Components	1.5%

Food Products	1.2%

Aerospace & Defense	1.2%

Household Products	1.2%

Warrants	0.7%

Short-Term Investments	8.0%

Other	14.7%

Top Five Issuers
(as a % of total long-term investments)
Infor Global Solutions Intermediate Holdings, Ltd.	2.4%

Charter Communications Operating Holdings LLC	2.1%

Swift Transportation Company, Inc.	2.0%

Michaels Stores, Inc.	2.0%

Venetian Casino Resort LLC	2.0%

Portfolio Allocation (as a % of total investments)

2009-2010 Monthly Dividends Per Common Share

Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

10	Nuveen Investments

JFR Performance OVERVIEW	Nuveen Floating Rate Income Fund
as of July 31, 2010

Fund Snapshot
Common Share Price	$11.20

Common Share Net Asset Value	$11.47

Premium/(Discount) to NAV	-2.35%

Latest Dividend	$0.0510

Market Yield	5.46%

Net Assets Applicable to Common Shares ($000)	$542,456

Average Annual Total Return
(Inception 3/25/04)
	On Share Price	On NAV
1-Year	41.48%	23.85%

5-Year	4.17%	3.43%

Since Inception	3.01%	3.66%

Portfolio Composition
(as a % of total investments)
Media	12.2%

Hotels, Restaurants & Leisure	10.1%

Health Care Providers & Services	6.5%

Specialty Retail	4.8%

IT Services	4.2%

Road & Rail	3.8%

Diversified Telecommunication Services	3.3%

Building Products	3.2%

Wireless Telecommunication Services	2.9%

Chemicals	2.7%

Oil, Gas & Consumable Fuels	2.7%

Software	2.6%

Airlines	2.4%

Real Estate Management & Development	2.4%

Communications Equipment	2.1%

Automobiles	1.9%

Auto Components	1.9%

Pharmaceuticals	1.8%

Insurance	1.8%

Internet Software & Services	1.6%

Leisure Equipment & Products	1.6%

Food Products	1.5%

Investment Companies	1.6%

Warrants	0.4%

Short-Term Investments	6.0%

Other	14.0%

Top Five Issuers
(as a % of total long-term investments)
Swift Transportation Company, Inc.	3.3%

Univision Communications, Inc.	2.8%

Venetian Casino Resort LLC	2.5%

Avaya, Inc.	2.0%

Federal-Mogul Corporation	2.0%

Portfolio Allocation (as a % of total investments)

2009-2010 Monthly Dividends Per Common Share

Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

Nuveen Investments	11

JRO Performance OVERVIEW	Nuveen Floating Rate Income Opportunity Fund
as of July 31, 2010

Fund Snapshot
Common Share Price	$11.64

Common Share Net Asset Value	$11.34

Premium/(Discount) to NAV	2.65%

Latest Dividend	$0.0620

Market Yield	6.39%

Net Assets Applicable to Common Shares ($000)	$322,136

Average Annual Total Return
(Inception 7/27/04)
	On Share Price	On NAV
1-Year	49.00%	26.66%

5-Year	6.20%	3.99%

Since Inception	4.22%	4.02%

Portfolio Composition
(as a % of total investments)
Media	13.5%

Hotels, Restaurants & Leisure	10.3%

Health Care Providers & Services	5.8%

Specialty Retail	4.1%

Road & Rail	4.0%

IT Services	3.8%

Oil, Gas & Consumable Fuels	3.4%

Wireless Telecommunication Services	2.9%

Diversified Telecommunication Services	2.9%

Real Estate Management & Development	2.8%

Communications Equipment	2.7%

Software	2.6%

Building Products	2.6%

Auto Components	2.6%

Airlines	2.5%

Automobiles	2.5%

Internet Software & Services	2.0%

Chemicals	1.9%

Pharmaceuticals	1.9%

Food & Staples Retailing	1.7%

Diversified Consumer Services	1.7%

Health Care Equipment & Supplies	1.6%

Warrants	0.5%

Short-Term Investments	5.0%

Other	14.7%

Top Five Issuers
(as a % of total long-term investments)
Swift Transportation Company, Inc.	3.2%

Clear Channel Communications, Inc.	2.7%

Federal-Mogul Corporation	2.6%

Avaya, Inc.	2.5%

Venetian Casino Resort LLC	2.5%

Portfolio Allocation (as a % of total investments)

2009-2010 Monthly Dividends Per Common Share

Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

12	Nuveen Investments

Report of Independent
Registered Public Accounting Firm

The Board of Trustees and Shareholders
Nuveen Senior Income Fund
Nuveen Floating Rate Income Fund
Nuveen Floating Rate Income Opportunity Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Senior Income Fund, Nuveen Floating Rate Income Fund and Nuveen Floating Rate Income Opportunity Fund (the “Funds”), as of July 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the broker, custodian, counterparty and selling or agent banks or by other appropriate auditing procedures where replies from selling or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Senior Income Fund, Nuveen Floating Rate Income Fund and Nuveen Floating Rate Income Opportunity Fund at July 31, 2010, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
September 27, 2010

Nuveen Investments	13

NSL	Nuveen Senior Income Fund Portfolio of Investments
July 31, 2010

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Variable Rate Senior Loan Interests – 117.7% (80.9% of Total Investments) (4)

	Aerospace & Defense – 1.8% (1.2% of Total Investments)

$574	DAE Aviation Holdings, Inc., Term Loan B1	4.230%	7/31/14	B	$521,330
558	DAE Aviation Holdings, Inc., Term Loan B2	4.230%	7/31/14	B	506,118
112	Hawker Beechcraft, LLC, LC Facility	2.533%	3/26/14	CCC+	90,580
1,874	Hawker Beechcraft, LLC, Term Loan	2.374%	3/26/14	CCC+	1,519,032
1,000	McKechnie Aerospace Holdings, Inc., Term Loan	5.320%	5/11/15	N/R	927,323

4,118	Total Aerospace & Defense				3,564,383

	Airlines – 3.3% (2.3% of Total Investments)

1,940	Delta Air Lines, Inc., Credit Linked Deposit	2.258%	4/30/12	Ba2	1,853,104
1,940	Delta Air Lines, Inc., Term Loan	3.591%	4/30/14	B	1,762,166
3,546	United Air Lines, Inc., Term Loan B	2.375%	2/01/14	BB–	3,154,636

7,426	Total Airlines				6,769,906

	Auto Components – 2.0% (1.4% of Total Investments)

3,056	Federal-Mogul Corporation, Tranche B, Term Loan	2.286%	12/29/14	Ba3	2,735,669
1,560	Federal-Mogul Corporation, Tranche C, Term Loan	2.279%	12/28/15	Ba3	1,396,127

4,616	Total Auto Components				4,131,796

	Automobiles – 2.4% (1.6% of Total Investments)

4,931	Ford Motor Company, Term Loan	3.350%	12/15/13	Ba1	4,800,633

	Building Products – 4.1% (2.8% of Total Investments)

1,327	Building Materials Corporation of America, Term Loan	3.125%	2/22/14	BBB–	1,285,533
1,331	Euramax Holdings, Inc., PIK Term Loan	3.000%	6/29/13	B–	1,255,124
1,288	Euramax Holdings, Inc., Term Loan	10.000%	6/29/13	B–	1,214,692
4,568	TFS Acquisition, Term Loan	10.000%	8/11/13	B–	4,545,101

8,514	Total Building Products				8,300,450

	Chemicals – 3.1% (2.1% of Total Investments)

400	Celanese US Holdings LLC, Credit Linked Deposit	2.098%	4/02/14	BB+	384,000
541	Hercules Offshore, Inc., Term Loan	6.000%	7/11/13	B2	482,418
119	Hexion Specialty Chemicals, Inc., Term Loan C1	2.813%	5/05/13	Ba3	112,178
53	Hexion Specialty Chemicals, Inc., Term Loan C2	2.813%	5/05/13	Ba3	49,811
1,412	Hexion Specialty Chemicals, Inc., Term Loan C4	2.625%	5/05/13	Ba3	1,327,573
897	Ineos US Finance LLC, Tranche B2	7.500%	12/16/13	B	884,189
897	Ineos US Finance LLC, Tranche C2	8.000%	12/16/14	B	884,212
710	Styron Corporation, Term Loan	7.500%	6/17/16	B+	716,213
1,508	Univar, Inc., Term Loan	3.316%	10/10/14	B+	1,450,624

6,537	Total Chemicals				6,291,218

	Commercial Services & Supplies – 1.5% (1.0% of Total Investments)

134	ServiceMaster Company, Delayed Term Loan	2.820%	7/24/14	B+	123,748
1,347	ServiceMaster Company, Term Loan	2.879%	7/24/14	B+	1,242,639
995	Universal City Development Partners, Ltd., Term Loan	5.500%	11/06/14	Ba2	998,002
727	West Corporation, Term Loan B4	4.249%	7/15/16	BB–	706,498

3,203	Total Commercial Services & Supplies				3,070,887

	Communications Equipment – 2.9% (2.0% of Total Investments)

5,449	Avaya, Inc., Term Loan	3.260%	10/24/14	B1	4,848,252
998	Telcordia Technologies, Inc., Term Loan	6.750%	4/30/16	B+	993,759

6,447	Total Communications Equipment				5,842,011

	Containers & Packaging – 0.0% (0.0% of Total Investments)

34	Graham Packaging Company LP, Term Loan B	2.636%	10/07/11	B+	34,410

	Diversified Consumer Services – 1.3% (0.9% of Total Investments)

2,935	Cengage Learning Acquisitions, Inc., Term Loan	3.030%	7/03/14	B+	2,604,123

	Diversified Financial Services – 1.7% (1.1% of Total Investments)

550	CIT Group, Inc., Tranche A1, Term Loan	13.000%	1/18/12	BB	568,385
1,100	CIT Group, Inc., Tranche B1, Term Loan	13.000%	1/18/12	BB	1,135,009
1,736	Fox Acquisition Sub LLC, Term Loan B	7.500%	7/14/15	B	1,670,852

3,386	Total Diversified Financial Services				3,374,246

14	Nuveen Investments

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Diversified Telecommunication Services – 3.3% (2.3% of Total Investments)

$1,995	Cincinnati Bell Inc., Tranche B, Term Loan	6.500%	11/18/14	BB	$1,962,938
323	Intelsat, Tranche B2, Term Loan A	3.033%	1/03/14	BB–	305,794
323	Intelsat, Tranche B2, Term Loan B	3.033%	1/03/14	BB–	305,700
323	Intelsat, Tranche B2, Term Loan C	3.033%	1/03/14	BB–	305,700
2,000	Intelsat, Unsecured Term Loan	3.026%	2/01/14	B+	1,800,000
2,267	Level 3 Financing, Inc., Term Loan	2.724%	3/13/14	B+	2,038,112

7,231	Total Diversified Telecommunication Services				6,718,244

	Electric Utilities – 0.7% (0.5% of Total Investments)

451	Calpine Corporation, DIP Term Loan	3.415%	3/29/14	B+	428,752
556	Calpine Corporation, Delayed Draw, Term Loan, (5), (6)	0.500%	3/29/14	B+	(70,139)
445	TXU Corporation, Term Loan B2	3.975%	10/10/14	B+	346,686
950	TXU Corporation, Term Loan B3	3.846%	10/10/14	B+	736,933

2,402	Total Electric Utilities				1,442,232

	Electrical Equipment – 1.7% (1.2% of Total Investments)

3,790	Allison Transmission Holdings, Inc., Term Loan	3.100%	8/07/14	B	3,548,331

	Food & Staples Retailing – 1.9% (1.3% of Total Investments)

4,457	U.S. Foodservice, Inc., Term Loan	2.828%	7/03/14	B2	3,879,521

	Food Products – 1.8% (1.2% of Total Investments)

1,949	BLB Management Services, Inc., Term Loan, WI/DD	TBD	TBD	N/R	1,409,729
1,700	Michael Foods Group, Inc., Term Loan B	6.250%	6/29/16	BB–	1,706,588
492	Pinnacle Foods Finance LLC, Tranche C, Term Loan	7.500%	4/02/14	B	493,967

4,141	Total Food Products				3,610,284

	Health Care Equipment & Supplies – 1.2% (0.8% of Total Investments)

239	Fenwal, Inc., Delayed Term Loan	2.788%	2/28/14	B	207,069
759	Fenwal, Inc., Term Loan	2.788%	2/28/14	B	657,379
899	Symbion, Inc., Term Loan A	3.566%	8/23/13	B1	814,266
929	Symbion, Inc., Term Loan B	3.566%	8/25/14	B1	841,453

2,826	Total Health Care Equipment & Supplies				2,520,167

	Health Care Providers & Services – 12.1% (8.3% of Total Investments)

1,496	Ardent Medical Services, Inc., Term Loan	6.500%	9/15/15	B1	1,459,779
170	Community Health Systems, Inc., Delayed Term Loan	2.788%	7/25/14	BB	160,963
3,306	Community Health Systems, Inc., Term Loan	2.788%	7/25/14	BB	3,137,327
936	HCA, Inc., Tranche B2, Term Loan	3.783%	3/31/17	BB	912,517
215	IASIS Healthcare LLC, Delayed Term Loan	2.316%	3/14/14	Ba2	203,239
58	IASIS Healthcare LLC, Letter of Credit	2.280%	3/14/14	Ba2	55,303
2,111	IASIS Healthcare LLC, PIK Term Loan	4.250%	6/16/14	CCC+	1,986,592
621	IASIS Healthcare LLC, Term Loan	2.316%	3/14/14	Ba2	587,226
3,810	LifeCare, Term Loan B	4.730%	8/10/12	B2	3,524,250
1,901	Rehabcare Group, Inc., Term Loan B	6.000%	11/24/15	BB	1,889,467
1,712	Select Medical Corporation, Term Loan, WI/DD	TBD	TBD	Ba2	1,668,254
396	Skilled Healthcare Group, Inc., Delayed Term Loan	5.250%	4/09/16	B1	364,833
4,346	Skilled Healthcare Group, Inc., Term Loan, DD1	5.250%	4/09/16	B1	4,002,218
3,000	Universal Health Services Term Loan, WI/DD	TBD	TBD	BB+	2,982,499
1,574	Vanguard Health Holding Company II LLC, Initial Term Loan	5.000%	1/29/16	Ba2	1,561,055

25,652	Total Health Care Providers & Services				24,495,522

	Hotels, Restaurants & Leisure – 13.1% (9.0% of Total Investments)

2,000	24 Hour Fitness Worldwide, Inc., Term Loan	6.750%	4/22/16	Ba2	1,866,500
3,368	CCM Merger, Inc., Term Loan B	8.500%	7/13/12	BB–	3,327,946
1,470	Cedar Fair LP, Term Loan, WI/DD	TBD	TBD	Ba2	1,476,234
1,000	Harrah’s Operating Company, Inc., Term Loan B1	3.498%	1/28/15	B	858,264
2,000	Harrah’s Operating Company, Inc., Term Loan B2	3.498%	1/28/15	B	1,722,126
997	Harrah’s Operating Company, Inc., Term Loan B3	3.498%	1/28/15	B	852,256
390	Isle of Capri Casinos, Inc., Delayed Term Loan A	5.000%	11/25/13	B+	369,247
506	Isle of Capri Casinos, Inc., Delayed Term Loan B	5.000%	11/25/13	B+	479,114
1,264	Isle of Capri Casinos, Inc., Delayed Term Loan	5.000%	11/25/13	B+	1,197,785
2,361	Orbitz Worldwide, Inc., Term Loan	3.417%	7/25/14	B+	2,219,713
188	OSI Restaurant Partners LLC, Revolver	1.432%	6/14/13	B+	163,405
1,673	OSI Restaurant Partners LLC, Term Loan	2.875%	6/14/14	B+	1,456,606
1,000	QCE LLC, Term Loan	6.066%	11/05/13	N/R	677,500
994	Reynolds Group Holdings, Inc., US Term Loan	6.250%	11/05/15	BB–	993,005
993	SW Acquisitions Co., Inc., Term Loan	5.750%	6/01/16	BB+	994,833

Nuveen Investments	15

NSL	Nuveen Senior Income Fund (continued) Portfolio of Investments July 31, 2010

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Hotels, Restaurants & Leisure (continued)

$970	Travelport LLC, Delayed Term Loan	2.816%	8/23/13	Ba3	$914,495
268	Travelport LLC, Letter of Credit	3.033%	8/23/13	Ba3	253,028
1,334	Travelport LLC, Term Loan	2.816%	8/23/13	Ba3	1,261,038
1,119	Venetian Casino Resort LLC, Delayed Term Loan, DD1	2.070%	5/23/14	B–	1,041,281
4,761	Venetian Casino Resort LLC, Term Loan, DD1	2.070%	5/23/14	B–	4,431,111

28,656	Total Hotels, Restaurants & Leisure				26,555,487

	Household Products – 1.8% (1.2% of Total Investments)

3,509	Spectrum Brands, Inc., Term Loan	8.000%	6/16/16	B	3,551,057

	Insurance – 1.3% (0.9% of Total Investments)

1,165	Conseco, Inc., Term Loan	7.500%	10/10/13	B2	1,141,731
1,563	Fidelity National Information Services, Inc., Term Loan B	5.250%	7/18/16	Ba2	1,573,405

2,728	Total Insurance				2,715,136

	Internet Software & Services – 1.6% (1.1% of Total Investments)

1,459	Open Solutions, Inc., Term Loan B	2.625%	1/23/14	BB–	1,262,557
2,000	SkillSoft PLC Term Loan	6.500%	5/30/17	BB	2,007,500

3,459	Total Internet Software & Services				3,270,057

	IT Services – 4.6% (3.2% of Total Investments)

953	First Data Corporation, Term Loan B1	3.078%	9/24/14	B+	831,563
2,473	First Data Corporation, Term Loan B2	3.078%	9/24/14	B+	2,155,624
127	Infor Global Solutions Intermediate Holdings, Ltd., Delayed Term Loan, First Lien	6.030%	7/28/15	B+	118,556
2,090	Infor Global Solutions Intermediate Holdings, Ltd., Delayed Term Loan, Second Lien, DD1	6.566%	3/02/14	CCC+	1,546,600
545	Infor Global Solutions Intermediate Holdings, Ltd., Extended Delayed Term Loan	6.070%	7/28/15	B+	508,380
1,008	Infor Global Solutions Intermediate Holdings, Ltd., Holdco PIK Term Loan, WI/DD	TBD	TBD	N/R	414,822
270	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan, First Lien	4.070%	7/28/12	B+	251,521
3,610	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan, Second Lien, DD1	6.566%	3/02/14	CCC+	2,647,332
1,038	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan	6.070%	7/28/15	B+	962,672

12,114	Total IT Services				9,437,070

	Leisure Equipment & Products – 2.6% (1.8% of Total Investments)

3,244	Bombardier Recreational Products, Inc., Term Loan	3.193%	6/28/13	Caa1	2,813,754
1,260	Herbst Gaming, Inc., Delayed Term Loan, (7), (8)	10.500%	12/02/11	N/R	775,061
2,613	Herbst Gaming, Inc., Term Loan, (7), (8)	10.500%	12/02/11	N/R	1,607,050

7,117	Total Leisure Equipment & Products				5,195,865

	Media – 13.6% (9.4% of Total Investments)

64	American Media Operations, Inc., Term Loan	5.500%	1/30/13	B3	61,185
1,656	Carmike Cinemas, Inc., Term Loan	5.500%	1/27/16	B1	1,655,840
1,000	Charter Communications Operating Holdings LLC, Holdco Term Loan	3.038%	3/06/14	BB+	917,750
4,380	Charter Communications Operating Holdings LLC, Term Loan C	3.790%	9/06/16	BB+	4,186,832
540	Charter Communications Operating Holdings LLC, Term Loan	2.320%	3/06/14	BB+	513,140
1,465	Citadel Broadcasting Corporation, Term Loan, (9)	11.000%	6/03/15	BB+	1,538,046
1,539	Gray Television, Inc., Term Loan B	3.850%	12/31/14	B	1,449,297
2,400	Interactive Data Corporation, Term Loan, WI/DD	TBD	TBD	Ba3	2,398,999
3,860	Metro-Goldwyn-Mayer Studios, Inc., Term Loan B, (7), (8), (9)	18.250%	4/09/12	N/R	1,692,564
1,210	Nielsen Finance LLC, Term Loan B	4.095%	5/02/16	Ba3	1,172,801
1,000	Emmis Operating Company, Tranche B, Term Loan, WI/DD	TBD	TBD	Caa2	847,500
1,888	Philadelphia Newspapers, Term Loan, (7), (8)	6.500%	6/29/13	N/R	580,623
2,974	Spanish Broadcasting System, Inc., Term Loan B	2.290%	6/11/12	B–	2,681,428
1,082	SuperMedia, Term Loan	8.000%	12/31/15	B–	915,428
2,410	Tribune Company, Term Loan B, (7), (8), DD1	3.000%	6/04/14	Ca	1,548,409
4,968	Univision Communications, Inc., Term Loan	2.566%	9/29/14	B2	4,350,847
2,000	Yell Group PLC, Term Loan	4.066%	7/31/14	N/R	1,210,000

34,436	Total Media				27,720,689

	Metals & Mining – 1.0% (0.7% of Total Investments)

2,135	John Maneely Company, Term Loan	3.775%	12/09/13	B	2,031,112

	Multiline Retail – 1.6% (1.1% of Total Investments)

3,508	Neiman Marcus Group, Inc., Term Loan, DD1	2.473%	4/06/13	BB–	3,315,654

	Oil, Gas & Consumable Fuels – 3.6% (2.5% of Total Investments)

167	Alon USA Energy, Inc., Edgington Facility	2.566%	8/05/13	BB–	131,227
1,337	Alon USA Energy, Inc., Paramount Facility	2.669%	8/05/13	BB–	1,049,738
1,000	Big West Oil LLC, New Term Loan	12.000%	7/23/15	B+	1,008,333

16	Nuveen Investments

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Oil, Gas & Consumable Fuels (continued)

$295	Calumet Lubricants Company LP, Credit Linked Deposit	4.383%	1/03/15	B1	$273,235
2,176	Calumet Lubricants Company LP, Term Loan	4.436%	1/03/15	B1	2,018,166
750	DynCorp International, Inc., Term Loan	6.250%	7/07/16	Ba1	754,125
2,369	Venoco, Inc., Term Loan	4.375%	5/07/14	BB–	2,147,240

8,094	Total Oil, Gas & Consumable Fuels				7,382,064

	Paper & Forest Products – 3.0% (2.1% of Total Investments)

3,000	Newark Group, Inc., DIP Term Loan, WI/DD	TBD	TBD	N/R	3,030,000
3,830	Wilton Products, Term Loan	3.760%	8/01/14	B+	3,121,648

6,830	Total Paper & Forest Products				6,151,648

	Personal Products – 1.0% (0.7% of Total Investments)

1,995	Revlon Consumer Products Corporation, Term Loan	6.000%	3/11/15	Ba3	1,961,334

	Pharmaceuticals – 2.1% (1.5% of Total Investments)

2,000	Graceway Pharmaceuticals LLC, Second Lien Term Loan, (11)	6.816%	5/03/13	CCC	796,666
2,182	Graceway Pharmaceuticals LLC, Term Loan	3.066%	5/03/12	B–	1,831,711
236	Warner Chilcott Corporation, Add on Term Loan	5.750%	4/30/15	BB+	236,412
644	Warner Chilcott Corporation, Term Loan A	5.500%	10/30/14	BB+	644,309
303	Warner Chilcott Corporation, Term Loan B1	5.750%	4/30/15	BB+	303,718
505	Warner Chilcott Corporation, Term Loan B2	5.750%	4/30/15	BB+	505,745

5,870	Total Pharmaceuticals				4,318,561

	Professional Services – 1.3% (0.9% of Total Investments)

1,833	US Invsetigations Services Inc., Term Loan B, WI/DD	TBD	TBD	B+	1,833,333
978	Vertrue Inc., Term Loan	3.540%	8/16/14	Ba3	849,953

2,811	Total Professional Services				2,683,286

	Real Estate Management & Development – 3.3% (2.2% of Total Investments)

3,502	Capital Automotive LP, Tranche C	2.850%	12/14/12	Ba3	3,269,688
1,729	LNR Property Corporation, Term Loan B	7.750%	7/12/11	CCC	1,652,720
1,916	Realogy Corporation, Delayed Term Loan	3.380%	10/10/13	Caa1	1,683,359

7,147	Total Real Estate Management & Development				6,605,767

	Road & Rail – 2.9% (2.0% of Total Investments)

392	Avis Budget Car Rental LLC, Term Loan	5.750%	4/19/14	Ba2	390,000
5,716	Swift Transportation Company, Inc., Term Loan	8.250%	5/12/14	B–	5,578,436

6,108	Total Road & Rail				5,968,436

	Semiconductors & Equipment – 1.5% (1.0% of Total Investments)

1,200	Freescale Semiconductor, Inc., Term Loan	4.596%	12/01/16	B2	1,105,934
1,995	Spansion LLC, Term Loan	5.500%	2/09/15	BB–	1,984,403

3,195	Total Semiconductors & Equipment				3,090,337

	Software – 3.2% (2.2% of Total Investments)

2,768	Dealer Computer Services, Inc., New Term Loan	5.250%	4/21/17	BB–	2,744,622
2,000	IPC Systems, Inc., Term Loan, Second Lien	5.783%	6/01/15	CCC	1,650,000
914	IPC Systems, Inc., Term Loan	2.697%	6/02/14	B1	817,089
500	Reynolds Group Holdings, Inc., Incremental US Term Loan	5.750%	5/05/16	BB–	498,438
800	Vertafore Inc., Term Loan, WI/DD	TBD	TBD	N/R	797,750

6,982	Total Software				6,507,899

	Specialty Retail – 6.1% (4.2% of Total Investments)

5,066	Burlington Coat Factory Warehouse Corporation, Term Loan	2.710%	5/28/13	B–	4,802,594
4,483	Michaels Stores, Inc., Term Loan B1, DD1	2.762%	10/31/13	B	4,204,759
1,396	Michaels Stores, Inc., Term Loan B2	5.012%	7/31/16	B	1,337,199
2,000	Toys “R” Us–Delaware, Inc., Term Loan B	4.575%	7/19/12	BB–	1,982,500

12,945	Total Specialty Retail				12,327,052

	Wireless Telecommunication Services – 1.7% (1.2% of Total Investments)

1,985	Asurion Corporation, Term Loan	3.356%	7/03/14	N/R	1,905,048
2,000	Clear Channel Communications, Inc., Tranche B, Term Loan	3.966%	11/13/15	Caa1	1,599,286

3,985	Total Wireless Telecommunication Services				3,504,334

$266,270	Total Variable Rate Senior Loan Interests (cost $249,909,289)				239,291,209

Nuveen Investments	17

NSL	Nuveen Senior Income Fund (continued) Portfolio of Investments July 31, 2010

Shares	Description (1)				Value
	Common Stocks – 2.5% (1.7% of Total Investments)

	Building Products – 1.9% (1.3% of Total Investments)

88,501	Masonite Worldwide Holdings, (10), (12)				$3,777,886

	Chemicals – 0.3% (0.2% of Total Investments)

20,014	LyondellBasell Industries NV, (10)				360,252
18,343	LyondellBasell Industries NV, (10)				330,174

	Total Chemicals				690,426

	Media – 0.3% (0.2% of Total Investments)

33,484	Readers Digest Association Inc., (10), (12)				661,309

	Total Common Stocks (cost $5,477,758)				5,129,621

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Convertible Bonds – 2.2% (1.5% of Total Investments)

	Communications Equipment – 0.4% (0.3% of Total Investments)

$1,000	Nortel Networks Corporation, (7), (8), (14)	1.750%	4/15/12	D	$785,000

	Computers & Peripherals – 0.7% (0.5% of Total Investments)

2,000	Hutchinson Technology Inc.	3.250%	1/15/26	B–	1,520,000

	Food & Staples Retailing – 1.1% (0.7% of Total Investments)

2,700	Great Atlantic & Pacific Tea Company Inc.	5.125%	6/15/11	Caa3	2,136,375

$5,700	Total Convertible Bonds (cost $4,382,418)				4,441,375

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 10.5% (7.2% of Total Investments)

	Auto Components – 0.2% (0.1% of Total Investments)

$400	Exide Technologies	10.500%	3/15/13	B–	$408,000

	Automobiles – 1.7% (1.1% of Total Investments)

6,000	General Motors Corporation, (8)	8.250%	7/15/23	N/R	2,070,000
4,000	General Motors Corporation, (8)	6.750%	5/01/28	N/R	1,310,000

10,000	Total Automobiles				3,380,000

	Biotechnology – 0.8% (0.5% of Total Investments)

2,000	Angiotech Pharmaceuticals, Inc., Floating Rate Note, 3.750% plus three-month LIBOR, DD1	4.204%	12/01/13	CC	1,527,500

	Construction Materials – 1.0% (0.7% of Total Investments)

2,000	Headwaters Inc., 144A	11.375%	11/01/14	B+	2,040,000

	Health Care Providers & Services – 0.7% (0.5% of Total Investments)

1,000	Select Medical Corporation, Floating Rate Note, 5.750% plus six-month LIBOR	6.418%	9/15/15	CCC+	876,250
500	Select Medical Corporation	7.625%	2/01/15	B–	481,250

1,500	Total Health Care Providers & Services – 0.7% (0.5% of Total Investments)				1,357,500

	Health Care Technology – 0.5% (0.4% of Total Investments)

1,000	Merge Healthcare Inc., 144A	11.750%	5/01/15	B+	1,010,000

	Hotels, Restaurants & Leisure – 0.5% (0.4% of Total Investments)

1,000	CKE Restaurant Inc., 144A	11.375%	7/15/18	B	1,022,500

	Household Durables – 0.3% (0.2% of Total Investments)

700	William Lyon Homes Inc., Unsecured Senior Note	10.750%	4/01/13	Caa3	584,500

	Internet Software & Services – 0.8% (0.5% of Total Investments)

2,000	Open Solutions Inc., 144A	9.750%	2/01/15	CCC+	1,555,000

	IT Services – 0.3% (0.2% of Total Investments)

1,000	First Data Corporation	11.250%	3/31/16	CCC+	645,000

18	Nuveen Investments

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Media – 1.5% (1.0% of Total Investments)

$1,250	Clear Channel Communications, Inc.	5.000%	3/15/12	CCC–	$1,143,750
500	Clear Channel Communications, Inc.	5.500%	9/15/14	CCC–	297,500
2,000	Clear Channel Communications, Inc.	10.750%	8/01/16	CCC–	1,537,500

3,750	Total Media				2,978,750

	Multi-Utilities – 0.2% (0.2% of Total Investments)

500	Bon-Ton Department Stores Inc.	10.250%	3/15/14	CCC+	491,875

	Oil, Gas & Consumable Fuels – 0.5% (0.3% of Total Investments)

1,100	Western Refining Inc., Floating Rate Note, 7.500% plus three-month LIBOR, 144A	7.954%	6/15/14	B3	1,006,500

	Paper & Forest Products – 0.4% (0.3% of Total Investments)

1,000	Verso Paper Holdings LLC., Floating Rate Note, 3.750% plus three-month LIBOR	4.204%	8/01/14	B	866,250

	Pharmaceuticals – 0.4% (0.3% of Total Investments)

1,500	Angiotech Pharmaceuticals Inc., DD1	7.750%	4/01/14	C	855,000

	Road & Rail – 0.4% (0.3% of Total Investments)

1,000	Avis Budget Car Rental, Floating Rate Note, 2.500% plus three-month LIBOR	2.954%	5/15/14	B	890,000

	Specialty Retail – 0.3% (0.2% of Total Investments)

1,000	Local Insight Regatta Holdings	11.000%	12/01/17	Caa3	607,500

$31,450	Total Corporate Bonds (cost $19,981,024)				21,225,875

Shares	Description (1)				Value
	Warrants – 1.0% (0.7% of Total Investments)

85,405	Citadel Broadcasting Corporation				$2,049,720

	Total Warrants (cost $2,602,717)				2,049,720

Principal
Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 11.7% (8.0% of Total Investments)

$23,818	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/30/10, repurchase price $23,817,947, collateralized by $24,145,000 U.S. Treasury Notes, 0.875%, due 3/31/11, value $24,295,906	0.020%	8/02/10		$23,817,907

	Total Short-Term Investments (cost $23,817,907)				23,817,907

	Total Investments (cost $306,171,113) – 145.6%				295,955,707

	Borrowings – (36.4)% (13), (15)				(73,950,000)

	Other Assets Less Liabilities – (9.2)%				(18,745,149)

	Net Assets Applicable to Common Shares – 100%				$203,260,558

Nuveen Investments	19

NSL	Nuveen Senior Income Fund (continued) Portfolio of Investments July 31, 2010

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.
(4)	Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks.
Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
(5)	Investment, or portion of investment, represents an unfunded Senior Loan commitment outstanding at July 31, 2010.
(6)	Negative value represents unrealized depreciation on unfunded Senior Loan commitment outstanding at July 31, 2010.
(7)	At or subsequent to July 31, 2010, this issue was under the protection of the Federal Bankruptcy Court or has filed for bankruptcy.
(8)	Non-income producing; denotes that the issuer has defaulted on the payment of principal or interest.
(9)	The Fund’s Adviser concluded this issue is not likely to meet its future interest payment obligations and directed the Fund’s custodian to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records.
(10)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(11)	Subsequent to the reporting period, the Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records.
(12)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.
(13)	Borrowings as a percentage of Total Investments is 25.0%.
(14)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.
(15)	The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings.
N/R	Not rated.
DD1	Investment, or portion of investment, purchased on a delayed delivery basis.
WI/DD	Purchased on a when-issued or delayed delivery basis.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
TBD	Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.
See accompanying notes to financial statements.

20	Nuveen Investments

JFR	Nuveen Floating Rate Income Fund Portfolio of Investments
July 31, 2010

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Variable Rate Senior Loan Interests – 118.7% (83.8% of Total Investments) (4)

	Aerospace & Defense – 1.1% (0.8% of Total Investments)

$415	Aveos Fleet Performance, Inc., ABL Term Loan	11.250%	3/12/13	B	$414,579
429	Aveos Fleet Performance, Inc., Term Loan	8.500%	3/12/15	B	410,656
168	Hawker Beechcraft, LLC, LC Facility	2.533%	3/26/14	CCC+	135,870
496	Hawker Beechcraft, LLC, Term Loan B	10.500%	3/26/14	CCC+	494,544
2,811	Hawker Beechcraft, LLC, Term Loan	2.374%	3/26/14	CCC+	2,278,548
2,300	Transdigm, Inc., Term Loan B	2.538%	6/23/13	Ba2	2,239,214

6,619	Total Aerospace & Defense				5,973,411

	Airlines – 3.2% (2.2% of Total Investments)

3,177	Delta Air Lines, Inc., Credit Linked Deposit	2.258%	4/30/12	Ba2	3,034,930
5,292	Delta Air Lines, Inc., Term Loan	3.591%	4/30/14	B	4,807,032
10,515	United Air Lines, Inc., Term Loan B, DD1	2.375%	2/01/14	BB–	9,355,167

18,984	Total Airlines				17,197,129

	Auto Components – 2.7% (1.9% of Total Investments)

10,401	Federal-Mogul Corporation, Tranche B, Term Loan	2.286%	12/29/14	Ba3	9,310,555
5,744	Federal-Mogul Corporation, Tranche C, Term Loan	2.279%	12/28/15	Ba3	5,141,620

16,145	Total Auto Components				14,452,175

	Automobiles – 2.0% (1.4% of Total Investments)

11,347	Ford Motor Company, Term Loan	3.350%	12/15/13	Ba1	11,046,621

	Building Products – 2.2% (1.6% of Total Investments)

7,707	Building Materials Corporation of America, Term Loan	3.125%	2/22/14	BBB–	7,463,828
4,539	TFS Acquisition, Term Loan	10.000%	8/11/13	B–	4,516,007

12,246	Total Building Products				11,979,835

	Chemicals – 3.5% (2.5% of Total Investments)

1,400	Celanese US Holdings LLC, Credit Linked Deposit	2.098%	4/02/14	BB+	1,344,000
541	Hercules Offshore, Inc., Term Loan	6.000%	7/11/13	B2	482,418
2,910	Hexion Specialty Chemicals, Inc., Term Loan C1	2.813%	5/05/13	Ba3	2,742,280
1,292	Hexion Specialty Chemicals, Inc., Term Loan C2	2.813%	5/05/13	Ba3	1,217,676
3,690	Ineos US Finance LLC, Tranche B2	7.500%	12/16/13	B	3,637,360
3,690	Ineos US Finance LLC, Tranche C2	8.000%	12/16/14	B	3,637,360
2,880	Styron Corporation, Term Loan	7.500%	6/17/16	B+	2,905,200
3,371	Univar, Inc., Term Loan	3.316%	10/10/14	B+	3,243,968

19,774	Total Chemicals				19,210,262

	Commercial Services & Supplies – 1.7% (1.2% of Total Investments)

3,117	Rental Services Corporation, Term Loan	4.040%	11/30/13	B–	2,960,470
178	ServiceMaster Company, Delayed Term Loan	2.820%	7/24/14	B+	164,147
1,786	ServiceMaster Company, Term Loan	2.879%	7/24/14	B+	1,648,312
1,990	Universal City Development Partners, Ltd., Term Loan	5.500%	11/06/14	Ba2	1,996,004
2,296	West Corporation, Term Loan B4	4.249%	7/15/16	BB–	2,231,144

9,367	Total Commercial Services & Supplies				9,000,077

	Communications Equipment – 2.9% (2.0% of Total Investments)

16,589	Avaya, Inc., Term Loan	3.260%	10/24/14	B1	14,760,342
1,006	Telcordia Technologies, Inc., Term Loan	6.750%	4/30/16	B+	1,002,110

17,595	Total Communications Equipment				15,762,452

	Consumer Finance – 0.2% (0.1% of Total Investments)

1,027	Peach Holdings, Inc., Term Loan	6.250%	11/21/13	CCC–	779,768

	Containers & Packaging – 0.7% (0.5% of Total Investments)

455	Amscan Holdings, Inc., Term Loan	2.788%	5/27/13	B1	430,887
303	Graham Packaging Company LP, Term Loan B	2.636%	10/07/11	B+	302,867
2,865	Graham Packaging Company LP, Term Loan C	6.750%	4/05/14	B+	2,893,414

3,623	Total Containers & Packaging				3,627,168

Nuveen Investments	21

JFR	Nuveen Floating Rate Income Fund (continued) Portfolio of Investments July 31, 2010

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Diversified Consumer Services – 1.7% (1.2% of Total Investments)

$6,704	Cengage Learning Acquisitions, Inc., Term Loan	3.030%	7/03/14	B+	$5,947,753
3,500	Quad Graphics, Inc., Term Loan	5.500%	8/23/16	BB+	3,331,563

10,204	Total Diversified Consumer Services				9,279,316

	Diversified Financial Services – 0.8% (0.6% of Total Investments)

1,100	CIT Group, Inc., Tranche A1, Term Loan	13.000%	1/18/12	BB	1,136,770
1,650	CIT Group, Inc., Tranche B1, Term Loan	13.000%	1/18/12	BB	1,702,514
1,736	Fox Acquisition Sub LLC, Term Loan B	7.500%	7/14/15	B	1,670,852

4,486	Total Diversified Financial Services				4,510,136

	Diversified Telecommunication Services – 4.4% (3.1% of Total Investments)

4,988	Cincinnati Bell Inc., Tranche B, Term Loan	6.500%	11/18/14	BB	4,907,346
3,802	Intelsat, Tranche B2, Term Loan	3.033%	1/03/14	BB–	3,617,326
3,155	Intelsat, Tranche B2, Term Loan A	3.033%	1/03/14	BB–	2,983,845
3,154	Intelsat, Tranche B2, Term Loan B	3.033%	1/03/14	BB–	2,982,927
3,154	Intelsat, Tranche B2, Term Loan C	3.033%	1/03/14	BB–	2,982,927
6,800	Level 3 Financing, Inc., Term Loan	2.724%	3/13/14	B+	6,114,336
296	MetroPCS Wireless, Inc., Tranche B1, Term Loan	2.625%	11/03/13	Ba1	288,731

25,349	Total Diversified Telecommunication Services				23,877,438

	Electric Utilities – 1.2% (0.8% of Total Investments)

2,518	Calpine Corporation, DIP Term Loan	3.415%	3/29/14	B+	2,394,813
2,222	Calpine Corporation, Delayed Draw, Term Loan, (5), (6)	0.500%	3/29/14	B+	(280,556)
2,607	TXU Corporation, Term Loan B2	3.975%	10/10/14	B+	2,029,021
2,895	TXU Corporation, Term Loan B3	3.846%	10/10/14	B+	2,245,524

10,242	Total Electric Utilities				6,388,802

	Electrical Equipment – 1.4% (1.0% of Total Investments)

7,864	Allison Transmission Holdings, Inc., Term Loan	3.100%	8/07/14	B	7,363,143

	Food & Staples Retailing – 1.4% (1.0% of Total Investments)

8,704	U.S. Foodservice, Inc., Term Loan	2.828%	7/03/14	B2	7,576,752

	Food Products – 2.1% (1.5% of Total Investments)

2,000	BLB Management Services, Inc., Term Loan, WI/DD	TBD	TBD	N/R	1,446,666
376	Dole Food Company, Inc., Deposit-Funded Commitment	7.941%	4/12/13	Ba2	376,675
4,700	Michael Foods Group, Inc., Term Loan B	6.250%	6/29/16	BB–	4,718,213
4,918	Pinnacle Foods Finance LLC, Tranche C, Term Loan	7.500%	4/02/14	B	4,939,669

11,994	Total Food Products				11,481,223

	Health Care Equipment & Supplies – 0.3% (0.2% of Total Investments)

195	Bausch & Lomb, Inc., Delayed Term Loan	3.566%	4/24/15	BB–	187,166
805	Bausch & Lomb, Inc., Term Loan	3.628%	4/24/15	BB–	772,773
145	Fenwal, Inc., Delayed Term Loan	2.788%	2/28/14	B	125,613
846	Fenwal, Inc., Term Loan	2.788%	2/28/14	B	732,848

1,991	Total Health Care Equipment & Supplies				1,818,400

	Health Care Providers & Services – 8.5% (6.0% of Total Investments)

1,496	Ardent Medical Services, Inc., Term Loan	6.500%	9/15/15	B1	1,459,779
600	Community Health Systems, Inc., Delayed Term Loan	2.788%	7/25/14	BB	569,272
11,690	Community Health Systems, Inc., Term Loan	2.788%	7/25/14	BB	11,092,805
1,112	HCA, Inc., Tranche B2, Term Loan	3.783%	3/31/17	BB	1,084,478
4,112	Health Management Associates, Inc., Term Loan	2.283%	2/28/14	BB–	3,876,206
800	HealthSouth Corporation, Tranche 1, Term Loan	2.790%	3/10/13	BB–	778,068
658	HealthSouth Corporation, Tranche 2, Term Loan	4.290%	9/10/15	BB–	651,789
778	IASIS Healthcare LLC, Delayed Term Loan	2.316%	3/14/14	Ba2	735,654
212	IASIS Healthcare LLC, Letter of Credit	2.280%	3/14/14	Ba2	200,177
1,130	IASIS Healthcare LLC, PIK Term Loan	4.250%	6/16/14	CCC+	1,063,667
2,247	IASIS Healthcare LLC, Term Loan	2.316%	3/14/14	Ba2	2,125,552
3,810	LifeCare, Term Loan B	4.730%	8/10/12	B2	3,524,250
1,901	Rehabcare Group, Inc., Term Loan B	6.000%	11/24/15	BB	1,889,467
1,323	Select Medical Corporation, Term Loan, WI/DD	TBD	TBD	Ba2	1,288,968
9,000	Universal Health Services Term Loan, WI/DD	TBD	TBD	BB+	8,947,498
6,965	Vanguard Health Holding Company II LLC, Initial Term Loan	5.000%	1/29/16	Ba2	6,907,772

47,834	Total Health Care Providers & Services				46,195,402

22	Nuveen Investments

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Hotels, Restaurants & Leisure – 12.7% (9.0% of Total Investments)

$5,000	24 Hour Fitness Worldwide, Inc., Term Loan	6.750%	4/22/16	Ba2	$4,666,250
69	Buffets, Inc., 1st Lien PF/LC Loan	7.669%	4/22/15	N/R	62,180
937	CCM Merger, Inc., Term Loan B	8.500%	7/13/12	BB–	925,812
4,243	Cedar Fair LP, Term Loan, WI/DD	TBD	TBD	Ba2	4,260,057
2,113	Fontainebleau Las Vegas LLC, Term Loan, (7), (8)	4.000%	6/06/14	N/R	457,712
1,500	Harrah’s Operating Company, Inc., Term Loan B1	3.498%	1/28/15	B	1,287,396
5,000	Harrah’s Operating Company, Inc., Term Loan B2	3.498%	1/28/15	B	4,305,315
1,994	Harrah’s Operating Company, Inc., Term Loan B3	3.498%	1/28/15	B	1,704,513
925	Isle of Capri Casinos, Inc., Delayed Term Loan A, DD1	5.000%	11/25/13	B+	877,031
1,006	Isle of Capri Casinos, Inc., Delayed Term Loan B	5.000%	11/25/13	B+	953,476
2,475	Isle of Capri Casinos, Inc., Delayed Term Loan, DD1	5.000%	11/25/13	B+	2,345,260
6,610	Orbitz Worldwide, Inc., Term Loan	3.417%	7/25/14	B+	6,215,729
498	OSI Restaurant Partners LLC, Revolver	1.432%	6/14/13	B+	433,581
4,698	OSI Restaurant Partners LLC, Term Loan	2.875%	6/14/14	B+	4,091,369
2,981	Reynolds Group Holdings, Inc., US Term Loan	6.250%	11/05/15	BB–	2,979,014
7,958	SW Acquisitions Co., Inc., Term Loan	5.750%	6/01/16	BB+	7,976,159
1,940	Travelport LLC, Delayed Term Loan	2.816%	8/23/13	Ba3	1,828,989
981	Travelport LLC, Letter of Credit	3.033%	8/23/13	Ba3	927,770
4,891	Travelport LLC, Term Loan	2.816%	8/23/13	Ba3	4,623,807
3,771	Venetian Casino Resort LLC, Delayed Term Loan, DD1	2.070%	5/23/14	B–	3,509,616
15,754	Venetian Casino Resort LLC, Term Loan, DD1	2.070%	5/23/14	B–	14,660,900

75,344	Total Hotels, Restaurants & Leisure				69,091,936

	Household Products – 1.8% (1.2% of Total Investments)

9,359	Spectrum Brands, Inc., Term Loan	8.000%	6/16/16	B	9,470,476

	Industrial Conglomerates – 0.5% (0.3% of Total Investments)

2,490	CF Industries, Inc., Term Loan	4.500%	4/05/15	BBB	2,504,742

	Insurance – 2.5% (1.8% of Total Investments)

10,217	Conseco, Inc., Term Loan	7.500%	10/10/13	B2	10,012,874
3,750	Fidelity National Information Services, Inc., Term Loan B	5.250%	7/18/16	Ba2	3,776,171

13,967	Total Insurance				13,789,045

	Internet Software & Services – 1.9% (1.3% of Total Investments)

762	Open Solutions, Inc., Term Loan B	2.625%	1/23/14	BB–	659,842
2,973	Sabre, Inc., Term Loan	2.373%	9/30/14	B1	2,687,376
3,000	Savvis Inc., Term Loan B, WI/DD	TBD	TBD	B1	2,910,000
4,000	SkillSoft PLC Term Loan	6.500%	5/30/17	BB	4,015,000

10,735	Total Internet Software & Services				10,272,218

	IT Services – 5.5% (3.9% of Total Investments)

7,557	First Data Corporation, Term Loan B2	3.078%	9/24/14	B+	6,586,013
5,912	First Data Corporation, Term Loan B3	3.078%	9/24/14	B+	5,156,718
127	Infor Global Solutions Intermediate Holdings, Ltd., Delayed Term Loan, First Lien	6.030%	7/28/15	B+	118,556
2,475	Infor Global Solutions Intermediate Holdings, Ltd., Delayed Term Loan, Second Lien, DD1	6.566%	3/02/14	CCC+	1,831,500
1,865	Infor Global Solutions Intermediate Holdings, Ltd., Extended Delayed Term Loan	6.070%	7/28/15	B+	1,739,280
4,516	Infor Global Solutions Intermediate Holdings, Ltd., Holdco PIK Term Loan, DD1	8.000%	9/02/14	N/R	1,859,095
270	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan, First Lien	4.070%	7/28/12	B+	251,521
4,275	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan, Second Lien, DD1	6.566%	3/02/14	CCC+	3,134,999
3,568	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan	6.070%	7/28/15	B+	3,309,247
6,171	SunGard Data Systems, Inc., Term Loan B	2.095%	2/28/14	BB	5,856,973

36,736	Total IT Services				29,843,902

	Leisure Equipment & Products – 2.2% (1.6% of Total Investments)

13,840	Bombardier Recreational Products, Inc., Term Loan	3.193%	6/28/13	Caa1	12,006,430

	Media – 15.8% (11.2% of Total Investments)

28	American Media Operations, Inc., Term Loan	5.500%	1/30/13	B3	27,193
3,000	Charter Communications Operating Holdings LLC, Holdco Term Loan	3.038%	3/06/14	BB+	2,753,250
8,579	Charter Communications Operating Holdings LLC, Term Loan C	3.790%	9/06/16	BB+	8,200,863
1,057	Charter Communications Operating Holdings LLC, Term Loan	2.320%	3/06/14	BB+	1,005,101
2,777	Citadel Broadcasting Corporation, Term Loan, (9), DD1	11.000%	6/03/15	BB+	2,916,152
1,675	Gray Television, Inc., Term Loan B	3.850%	12/31/14	B	1,576,880
6,400	Interactive Data Corporation, Term Loan, WI/DD	TBD	TBD	Ba3	6,397,331
3,081	Live Nation Entertainment Inc., Term Loan B	4.500%	11/07/16	B–	3,040,785

Nuveen Investments	23

JFR	Nuveen Floating Rate Income Fund (continued) Portfolio of Investments July 31, 2010

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Media (continued)

$3,226	Mediacom Broadband LLC, Tranche D, Term Loan	5.500%	3/31/17	BB–	$3,149,016
15,885	Metro-Goldwyn-Mayer Studios, Inc., Term Loan B, (7), (8), (9)	18.250%	4/09/12	N/R	6,965,763
1,170	Nielsen Finance LLC, Term Loan A	2.345%	8/09/13	Ba3	1,113,822
7,485	Nielsen Finance LLC, Term Loan B	4.095%	5/02/16	Ba3	7,253,887
4,721	Philadelphia Newspapers, Term Loan, (7), (8)	6.500%	6/29/13	N/R	1,451,557
5,393	Spanish Broadcasting System, Inc., Term Loan B	2.290%	6/11/12	B–	4,862,682
2,885	SuperMedia, Term Loan	8.000%	12/31/15	B–	2,441,141
10,432	Tribune Company, Term Loan B, (7), (8), DD1	3.000%	6/04/14	Ca	6,702,849
22,855	Univision Communications, Inc., Term Loan	2.566%	9/29/14	B2	20,013,898
3,000	UPC Broadband Holding BV, Term Loan N	4.251%	12/31/17	Ba3	2,825,625
5,092	Yell Group PLC, Term Loan	4.066%	7/31/14	N/R	3,080,667

108,741	Total Media				85,778,462

	Metals & Mining – 0.6% (0.5% of Total Investments)

3,661	John Maneely Company, Term Loan	3.775%	12/09/13	B	3,483,400

	Multiline Retail – 1.2% (0.8% of Total Investments)

6,814	Neiman Marcus Group, Inc., Term Loan	2.473%	4/06/13	BB–	6,440,559

	Oil, Gas & Consumable Fuels – 3.4% (2.4% of Total Investments)

259	Alon USA Energy, Inc., Edgington Facility	2.566%	8/05/13	BB–	203,079
2,069	Alon USA Energy, Inc., Paramount Facility	2.669%	8/05/13	BB–	1,624,519
3,000	Big West Oil LLC, New Term Loan	12.000%	7/23/15	B+	3,024,999
1,834	Brand Energy & Infrastructure Services, Inc., Term Loan B	2.813%	2/07/14	B1	1,636,917
412	Calumet Lubricants Company LP, Credit Linked Deposit	4.383%	1/03/15	B1	382,330
3,045	Calumet Lubricants Company LP, Term Loan	4.436%	1/03/15	B1	2,823,970
2,932	CCS Income Trust, Term Loan	3.316%	11/14/14	B	2,474,154
3,000	DynCorp International, Inc., Term Loan	6.250%	7/07/16	Ba1	3,016,500
3,346	Venoco, Inc., Term Loan	4.375%	5/07/14	BB–	3,032,896

19,897	Total Oil, Gas & Consumable Fuels				18,219,364

	Paper & Forest Products – 1.2% (0.9% of Total Investments)

5,000	Newark Group, Inc., DIP Term Loan, WI/DD	TBD	TBD	N/R	5,050,000
1,915	Wilton Products, Term Loan	3.760%	8/01/14	B+	1,560,824

6,915	Total Paper & Forest Products				6,610,824

	Personal Products – 0.7% (0.5% of Total Investments)

3,990	Revlon Consumer Products Corporation, Term Loan	6.000%	3/11/15	Ba3	3,922,669

	Pharmaceuticals – 2.6% (1.8% of Total Investments)

5,125	Graceway Pharmaceuticals LLC, Second Lien Term Loan, (11), DD1	6.816%	5/03/13	CCC	2,041,457
1,781	Graceway Pharmaceuticals LLC, Term Loan	3.066%	5/03/12	B–	1,495,185
1,539	Warner Chilcott Corporation, Add on Term Loan	5.750%	4/30/15	BB+	1,540,705
4,176	Warner Chilcott Corporation, Term Loan A	5.500%	10/30/14	BB+	4,177,668
1,840	Warner Chilcott Corporation, Term Loan B1	5.750%	4/30/15	BB+	1,840,969
3,063	Warner Chilcott Corporation, Term Loan B2	5.750%	4/30/15	BB+	3,065,547

17,524	Total Pharmaceuticals				14,161,531

	Professional Services – 0.2% (0.1% of Total Investments)

978	Vertrue Inc., Term Loan	3.540%	8/16/14	Ba3	849,953

	Real Estate Management & Development – 3.4% (2.4% of Total Investments)

7,813	Capital Automotive LP, Tranche C	2.850%	12/14/12	Ba3	7,295,521
6,057	LNR Property Corporation, Term Loan B	7.750%	7/12/11	CCC	5,788,633
5,820	Realogy Corporation, Delayed Term Loan	3.380%	10/10/13	Caa1	5,114,687

19,690	Total Real Estate Management & Development				18,198,841

	Road & Rail – 5.1% (3.6% of Total Investments)

653	Avis Budget Car Rental LLC, Term Loan	5.750%	4/19/14	Ba2	650,000
511	Hertz Corporation, Letter of Credit	2.087%	12/21/12	Ba1	495,199
2,764	Hertz Corporation, Term Loan	2.093%	12/21/12	Ba1	2,677,617
24,257	Swift Transportation Company, Inc., Term Loan	8.250%	5/12/14	B–	23,673,415

28,185	Total Road & Rail				27,496,231

24	Nuveen Investments

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Semiconductors & Equipment – 0.9% (0.7% of Total Investments)

$2,322	Freescale Semiconductor, Inc., Term Loan	4.596%	12/01/16	B2	$2,139,109
2,993	Spansion LLC, Term Loan	5.500%	2/09/15	BB–	2,976,604

5,315	Total Semiconductors & Equipment				5,115,713

	Software – 3.7% (2.6% of Total Investments)

10,785	Dealer Computer Services, Inc., New Term Loan	5.250%	4/21/17	BB–	10,693,699
7,000	IPC Systems, Inc., Term Loan, Second Lien	5.783%	6/01/15	CCC	5,775,000
1,818	IPC Systems, Inc., Term Loan	2.697%	6/02/14	B1	1,626,007
2,000	Reynolds Group Holdings, Inc., Incremental US Term Loan	5.750%	5/05/16	BB–	1,993,750

21,603	Total Software				20,088,456

	Specialty Retail – 6.8% (4.8% of Total Investments)
12,231	Burlington Coat Factory Warehouse Corporation, Term Loan	2.710%	5/28/13	B–	11,595,787
7,490	Michaels Stores, Inc., Term Loan B1, DD1	2.762%	10/31/13	B	7,025,122
5,107	Michaels Stores, Inc., Term Loan B2	5.012%	7/31/16	B	4,890,465
1,725	Pilot Travel Centers LLC, Term Loan	3.250%	6/30/16	BBB–	1,730,207
11,985	Toys “R” Us–Delaware, Inc., Term Loan B	4.575%	7/19/12	BB–	11,880,205

38,538	Total Specialty Retail				37,121,786

	Trading Companies & Distributors – 0.3% (0.2% of Total Investments)

232	Brenntag Holdings GmbH & Co. KG, Acquisition Facility	4.101%	1/20/14	BBB–	232,568
1,332	Brenntag Holdings GmbH & Co. KG, Facility B2	4.085%	1/20/14	BBB–	1,336,546

1,564	Total Trading Companies & Distributors				1,569,114

	Wireless Telecommunication Services – 3.7% (2.6% of Total Investments)

10,918	Asurion Corporation, Term Loan	3.356%	7/03/14	N/R	10,477,765
8,000	Clear Channel Communications, Inc., Tranche B, Term Loan, DD1	3.966%	11/13/15	Caa1	6,397,144
3,229	MetroPCS Wireless, Inc., Term Loan	3.500%	11/03/16	N/R	3,189,087

22,147	Total Wireless Telecommunication Services				20,063,996

$713,428	Total Variable Rate Senior Loan Interests (cost $655,987,699)				643,619,158

Shares	Description (1)				Value
	Common Stocks – 3.1% (2.2% of Total Investments)

	Aerospace & Defense – 0.1% (0.1% of Total Investments)

44,943	Aveos Fleet Performance Inc., (10), (12)				$797,738

	Building Products – 2.4% (1.7% of Total Investments)

301,905	Masonite Worldwide Holdings, (10), (12)				12,887,570

	Chemicals – 0.2% (0.2% of Total Investments)

40,027	LyondellBasell Industries NV, (10)				720,486
36,686	LyondellBasell Industries NV, (10)				660,348

	Total Chemicals				1,380,834

	Media – 0.4% (0.2% of Total Investments)

33,622	Citadel Broadcasting Corp Class B Shares, (10), (12)				806,928
7,341	Citadel Broadcasting Corporation, (10), (12)				176,184
49,989	Readers Digest Association Inc., (10), (12)				987,283

	Total Media				1,970,395

	Total Common Stocks (cost $19,562,675)				17,036,537

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Convertible Bonds – 0.3% (0.2% of Total Investments)

	Airlines – 0.2% (0.1% of Total Investments)

$1,000	UAL Corporation	4.500%	6/30/21	CCC	$1,015,000

	Communications Equipment – 0.1% (0.1% of Total Investments)

500	Nortel Networks Corporation, (7), (8), (14)	1.750%	4/15/12	D	392,500

$1,500	Total Convertible Bonds (cost $1,362,657)				1,407,500

Nuveen Investments	25

JFR	Nuveen Floating Rate Income Fund (continued) Portfolio of Investments July 31, 2010

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 8.3% (5.8% of Total Investments)

	Automobiles – 0.6% (0.5% of Total Investments)

$10,000	General Motors Corporation, (8)	8.250%	7/15/23	N/R	$3,450,000

	Biotechnology – 0.2% (0.1% of Total Investments)

1,023	Angiotech Pharmaceuticals, Inc., Floating Rate Note, 3.750% plus three-month LIBOR	4.204%	12/01/13	C	781,316

	Construction Materials – 0.2% (0.1% of Total Investments)

1,000	Headwaters Inc., 144A	11.375%	11/01/14	B+	1,020,000

	Diversified Telecommunication Services – 0.3% (0.2% of Total Investments)

2,000	Nortel Networks Limited, (7), (8), (14)	0.000%	7/15/11	N/R	1,580,000

	Energy Equipment & Services – 0.9% (0.7% of Total Investments)

5,000	Williams Companies Inc., Floating Rate Note, 2.000% plus three-month LIBOR, 144A	2.454%	10/01/10	Baa3	4,998,115

	Health Care Providers & Services – 0.6% (0.4% of Total Investments)

2,000	HCA Inc., 144A	8.500%	4/15/19	BB	2,220,000
500	Select Medical Corporation, Floating Rate Note, 5.750% plus six-month LIBOR	6.418%	9/15/15	CCC+	438,125
750	Select Medical Corporation	7.625%	2/01/15	B–	721,875

3,250	Total Health Care Providers & Services				3,380,000

	Health Care Technology – 0.5% (0.3% of Total Investments)

2,500	Merge Healthcare Inc., 144A	11.750%	5/01/15	B+	2,525,000

	Hotels, Restaurants & Leisure – 1.6% (1.1% of Total Investments)

1,875	CKE Restaurant Inc., 144A	11.375%	7/15/18	B	1,917,188
7,900	Mohegan Tribal Gaming Authority	8.000%	4/01/12	CCC+	6,794,000

9,775	Total Hotels, Restaurants & Leisure				8,711,188

	Internet Software & Services – 0.4% (0.3% of Total Investments)

2,750	Open Solutions Inc., 144A	9.750%	2/01/15	CCC+	2,138,125

	IT Services – 0.5% (0.3% of Total Investments)

1,053	First Data Corporation	10.550%	9/24/15	B–	813,249
2,500	First Data Corporation	11.250%	3/31/16	CCC+	1,612,500

3,553	Total IT Services				2,425,749

	Media – 1.1% (0.8% of Total Investments)

3,000	Clear Channel Communications, Inc.	5.000%	3/15/12	CCC–	2,745,000
1,250	Clear Channel Communications, Inc.	5.500%	9/15/14	CCC–	743,750
3,250	Clear Channel Communications, Inc.	10.750%	8/01/16	CCC–	2,498,438

7,500	Total Media				5,987,188

	Oil, Gas & Consumable Fuels – 0.4% (0.3% of Total Investments)

2,500	Western Refining Inc., Floating Rate Note, 7.500% plus three-month LIBOR, 144A	7.954%	6/15/14	B3	2,287,500

	Paper & Forest Products – 0.3% (0.2% of Total Investments)

2,000	Verso Paper Holdings LLC., Floating Rate Note, 3.750% plus three-month LIBOR	4.204%	8/01/14	B	1,732,500

	Road & Rail – 0.3% (0.2% of Total Investments)

2,000	Avis Budget Car Rental, Floating Rate Note, 2.500% plus three-month LIBOR	2.954%	5/15/14	B	1,780,000

	Wireless Telecommunication Services – 0.4% (0.3% of Total Investments)

2,000	Sprint Nextel Corporation	8.375%	8/15/17	BB–	2,100,000

$56,851	Total Corporate Bonds (cost $44,735,167)				44,896,681

Shares	Description (1)				Value
	Investment Companies – 2.3% (1.6% of Total Investments)

353,668	Eaton Vance Floating-Rate Income Trust Fund				$5,527,831
963,820	Eaton Vance Senior Income Trust				6,756,378

	Total Investment Companies (cost $11,947,776)				12,284,209

26	Nuveen Investments

Shares	Description (1)			Value
	Warrants – 0.5% (0.4% of Total Investments)

120,965	Citadel Broadcasting Corporation			$2,903,160

	Total Warrants (cost $3,686,408)			2,903,160

Principal
Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 8.4% (6.0% of Total Investments)

$45,774	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/30/10, repurchase price $45,774,102, collateralized by $6,890,000 U.S. Treasury Notes, 4.500%, due 2/28/11, value $7,186,959 and $39,260,000 U.S. Treasury Notes, 0.875%, due 3/31/11, value $39,505,375	0.020%	8/02/10	$45,774,026

	Total Short-Term Investments (cost $45,774,026)			45,774,026

	Total Investments (cost $783,056,408) – 141.6%			767,921,271

	Borrowings – (36.5)% (13), (15)			(197,740,000)

	Other Assets Less Liabilities – (5.1)%			(27,724,877)

	Net Assets Applicable to Common Shares – 100%			$542,456,394

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.
(4)	Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks.
Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
(5)	Investment, or portion of investment, represents an unfunded Senior Loan commitment outstanding at July 31, 2010.
(6)	Negative value represents unrealized depreciation on unfunded Senior Loan commitment outstanding at July 31, 2010.
(7)	At or subsequent to July 31, 2010, this issue was under the protection of the Federal Bankruptcy Court or has filed for bankruptcy.
(8)	Non-income producing; denotes that the issuer has defaulted on the payment of principal or interest.
(9)	The Fund’s Adviser concluded this issue is not likely to meet its future interest payment obligations and directed the Fund’s custodian to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records.
(10)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(11)	Subsequent to the reporting period, the Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records.
(12)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.
(13)	Borrowings as a percentage of Total Investments is 25.8%.
(14)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.
(15)	The Fund may pledge up to 100% of its eligible investments in the portfolio of Investments as collateral for Borrowings.
N/R	Not rated.
DD1	Investment, or portion of investment, purchased on a delayed delivery basis.
WI/DD	Purchased on a when-issued or delayed delivery basis.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
TBD	Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.
See accompanying notes to financial statements.

Nuveen Investments	27

JRO	Nuveen Floating Rate Income Opportunity Fund Portfolio of Investments
July 31, 2010

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Variable Rate Senior Loan Interests – 120.3% (83.9% of Total Investments) (4)

	Aerospace & Defense – 1.3% (0.9% of Total Investments)

$574	DAE Aviation Holdings, Inc., Term Loan B1	4.230%	7/31/14	B	$521,330
558	DAE Aviation Holdings, Inc., Term Loan B2	4.230%	7/31/14	B	506,118
112	Hawker Beechcraft, LLC, LC Facility	2.533%	3/26/14	CCC+	90,580
496	Hawker Beechcraft, LLC, Term Loan B	10.500%	3/26/14	CCC+	494,544
1,874	Hawker Beechcraft, LLC, Term Loan	2.374%	3/26/14	CCC+	1,519,032
1,150	Transdigm, Inc., Term Loan B	2.538%	6/23/13	Ba2	1,119,607

4,764	Total Aerospace & Defense				4,251,211

	Airlines – 3.3% (2.3% of Total Investments)

2,227	Delta Air Lines, Inc., Credit Linked Deposit	2.258%	4/30/12	Ba2	2,127,287
3,339	Delta Air Lines, Inc., Term Loan	3.591%	4/30/14	B	3,033,123
6,249	United Air Lines, Inc., Term Loan B	2.375%	2/01/14	BB–	5,560,056

11,815	Total Airlines				10,720,466

	Auto Components – 3.5% (2.5% of Total Investments)

8,421	Federal-Mogul Corporation, Tranche B, Term Loan	2.286%	12/29/14	Ba3	7,538,408
4,297	Federal-Mogul Corporation, Tranche C, Term Loan	2.279%	12/28/15	Ba3	3,846,882

12,718	Total Auto Components				11,385,290

	Automobiles – 2.5% (1.8% of Total Investments)

8,366	Ford Motor Company, Term Loan	3.350%	12/15/13	Ba1	8,144,748

	Building Products – 2.1% (1.4% of Total Investments)

3,296	Building Materials Corporation of America, Term Loan	3.125%	2/22/14	BBB–	3,191,515
3,531	TFS Acquisition, Term Loan	10.000%	8/11/13	B–	3,513,265

6,827	Total Building Products				6,704,780

	Chemicals – 2.6% (1.8% of Total Investments)

800	Celanese US Holdings LLC, Credit Linked Deposit	2.098%	4/02/14	BB+	768,000
517	Hercules Offshore, Inc., Term Loan	6.000%	7/11/13	B2	460,801
1,460	Hexion Specialty Chemicals, Inc., Tranche C, Term Loan B1	4.313%	5/05/15	Ba3	1,373,358
613	Hexion Specialty Chemicals, Inc., Tranche C, Term Loan B2	4.313%	5/05/15	Ba3	576,401
1,469	Ineos US Finance LLC, Tranche B2	7.500%	12/16/13	B	1,448,571
1,469	Ineos US Finance LLC, Tranche C2	8.000%	12/16/14	B	1,448,571
2,150	Styron Corporation, Term Loan	7.500%	6/17/16	B+	2,168,813

8,478	Total Chemicals				8,244,515

	Commercial Services & Supplies – 1.5% (1.1% of Total Investments)

1,562	Rental Services Corporation, Term Loan	4.040%	11/30/13	B–	1,483,082
89	ServiceMaster Company, Delayed Term Loan	2.820%	7/24/14	B+	82,074
893	ServiceMaster Company, Term Loan	2.879%	7/24/14	B+	824,156
1,990	Universal City Development Partners, Ltd., Term Loan	5.500%	11/06/14	Ba2	1,996,004
512	West Corporation, Term Loan B4	4.249%	7/15/16	BB–	497,318

5,046	Total Commercial Services & Supplies				4,882,634

	Communications Equipment – 3.7% (2.6% of Total Investments)

12,382	Avaya, Inc., Term Loan	3.260%	10/24/14	B1	11,017,609
1,006	Telcordia Technologies, Inc., Term Loan	6.750%	4/30/16	B+	1,002,110

13,388	Total Communications Equipment				12,019,719

	Containers & Packaging – 0.1% (0.1% of Total Investments)

455	Amscan Holdings, Inc., Term Loan	2.788%	5/27/13	B1	430,887

	Diversified Consumer Services – 2.5% (1.7% of Total Investments)

3,148	Cengage Learning Acquisitions, Inc., Term Loan	3.030%	7/03/14	B+	2,792,547
254	Laureate Education, Inc., Delayed Term Loan	3.743%	8/15/14	B1	231,013
1,694	Laureate Education, Inc., Term Loan B	3.743%	8/15/14	B1	1,543,263
3,500	Quad Graphics, Inc., Term Loan	5.500%	8/23/16	BB+	3,331,563

8,596	Total Diversified Consumer Services				7,898,386

28	Nuveen Investments

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Diversified Financial Services – 1.0% (0.7% of Total Investments)

$550	CIT Group, Inc., Tranche A1, Term Loan	13.000%	1/18/12	BB	$568,385
1,100	CIT Group, Inc., Tranche B1, Term Loan	13.000%	1/18/12	BB	1,135,009
1,736	Fox Acquisition Sub LLC, Term Loan B	7.500%	7/14/15	B	1,670,852

3,386	Total Diversified Financial Services				3,374,246

	Diversified Telecommunication Services – 3.9% (2.7% of Total Investments)

2,993	Cincinnati Bell Inc., Tranche B, Term Loan	6.500%	11/18/14	BB	2,944,408
1,901	Intelsat, Tranche B2, Term Loan	3.033%	1/03/14	BB–	1,808,663
575	Intelsat, Tranche B2, Term Loan A	3.033%	1/03/14	BB–	543,455
574	Intelsat, Tranche B2, Term Loan B	3.033%	1/03/14	BB–	543,288
574	Intelsat, Tranche B2, Term Loan C	3.033%	1/03/14	BB–	543,288
2,000	Intelsat, Unsecured Term Loan	3.026%	2/01/14	B+	1,800,000
4,533	Level 3 Financing, Inc., Term Loan	2.724%	3/13/14	B+	4,076,224
159	MetroPCS Wireless, Inc., Term Loan	2.625%	11/03/13	Ba1	154,459

13,309	Total Diversified Telecommunication Services				12,413,785

	Electric Utilities – 0.9% (0.6% of Total Investments)

918	Calpine Corporation, DIP Term Loan	3.415%	3/29/14	B+	872,928
1,111	Calpine Corporation, Delayed Draw, Term Loan, (5), (6)	0.500%	3/29/14	B+	(140,278)
1,667	TXU Corporation, Term Loan B2	3.975%	10/10/14	B+	1,297,291
950	TXU Corporation, Term Loan B3	3.846%	10/10/14	B+	736,933

4,646	Total Electric Utilities				2,766,874

	Electrical Equipment – 1.3% (0.9% of Total Investments)

4,311	Allison Transmission Holdings, Inc., Term Loan	3.100%	8/07/14	B	4,036,217

	Food & Staples Retailing – 1.8% (1.3% of Total Investments)

500	Roundy’s Supermarkets, Inc., Term Loan, Second Lien	10.000%	4/16/16	CCC+	508,125
6,213	U.S. Foodservice, Inc., Term Loan	2.828%	7/03/14	B2	5,408,317

6,713	Total Food & Staples Retailing				5,916,442

	Food Products – 2.2% (1.5% of Total Investments)

2,000	BLB Management Services, Inc., Term Loan, WI/DD	TBD	TBD	N/R	1,446,666
168	Dole Food Company, Inc., Deposit-Funded Commitment	7.941%	4/12/13	Ba2	168,888
2,600	Michael Foods Group, Inc., Term Loan B	6.250%	6/29/16	BB–	2,610,075
2,951	Pinnacle Foods Finance LLC, Tranche C, Term Loan	7.500%	4/02/14	B	2,963,801

7,719	Total Food Products				7,189,430

	Health Care Equipment & Supplies – 1.8% (1.2% of Total Investments)

195	Bausch & Lomb, Inc., Delayed Term Loan	3.566%	4/24/15	BB–	187,166
805	Bausch & Lomb, Inc., Term Loan	3.628%	4/24/15	BB–	772,773
239	Fenwal, Inc., Delayed Term Loan	2.788%	2/28/14	B	207,069
759	Fenwal, Inc., Term Loan	2.788%	2/28/14	B	657,379
1,424	Select Medical Corporation, Term Loan, WI/DD	TBD	TBD	Ba2	1,387,760
1,348	Symbion, Inc., Term Loan A	3.566%	8/23/13	B1	1,221,398
1,393	Symbion, Inc., Term Loan B	3.566%	8/25/14	B1	1,262,180

6,163	Total Health Care Equipment & Supplies				5,695,725

	Health Care Providers & Services – 6.7% (4.7% of Total Investments)

304	Community Health Systems, Inc., Delayed Term Loan	2.788%	7/25/14	BB	288,128
5,918	Community Health Systems, Inc., Term Loan	2.788%	7/25/14	BB	5,615,883
1,118	HCA, Inc., Term Loan	2.783%	11/18/13	BB	1,081,811
291	IASIS Healthcare LLC, Delayed Term Loan	2.316%	3/14/14	Ba2	275,421
79	IASIS Healthcare LLC, Letter of Credit	2.280%	3/14/14	Ba2	74,944
2,185	IASIS Healthcare LLC, PIK Term Loan	4.250%	6/16/14	CCC+	2,056,419
841	IASIS Healthcare LLC, Term Loan	2.316%	3/14/14	Ba2	795,783
7,000	Universal Health Services Term Loan, WI/DD	TBD	TBD	BB+	6,959,165
4,417	Vanguard Health Holding Company II LLC, Initial Term Loan	5.000%	1/29/16	Ba2	4,380,845

22,153	Total Health Care Providers & Services				21,528,399

	Hotels, Restaurants & Leisure – 14.2% (9.9% of Total Investments)

3,000	24 Hour Fitness Worldwide, Inc., Term Loan	6.750%	4/22/16	Ba2	2,799,750
97	CBRL Group, Inc., Term Loan B2	1.850%	4/26/13	BB–	95,261
1,507	CCM Merger, Inc., Term Loan B	8.500%	7/13/12	BB–	1,488,944
2,205	Cedar Fair LP, Term Loan, WI/DD	TBD	TBD	Ba2	2,214,351
282	Fontainebleau Las Vegas LLC, Delayed Term Loan, (7), (8)	4.000%	6/06/14	N/R	61,028

Nuveen Investments	29

JRO	Nuveen Floating Rate Income Opportunity Fund (continued) Portfolio of Investments July 31, 2010

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Hotels, Restaurants & Leisure (continued)

$1,408	Fontainebleau Las Vegas LLC, Term Loan, (7), (8)	4.000%	6/06/14	N/R	$305,141
1,500	Harrah’s Operating Company, Inc., Term Loan B1	3.498%	1/28/15	B	1,287,396
3,000	Harrah’s Operating Company, Inc., Term Loan B2	3.498%	1/28/15	B	2,583,189
1,994	Harrah’s Operating Company, Inc., Term Loan B3	3.498%	1/28/15	B	1,704,513
757	Isle of Capri Casinos, Inc., Delayed Term Loan A, DD1	5.000%	11/25/13	B+	716,983
814	Isle of Capri Casinos, Inc., Delayed Term Loan B	5.000%	11/25/13	B+	771,513
1,995	Isle of Capri Casinos, Inc., Delayed Term Loan, DD1	5.000%	11/25/13	B+	1,890,352
4,721	Orbitz Worldwide, Inc., Term Loan	3.417%	7/25/14	B+	4,439,507
308	OSI Restaurant Partners LLC, Revolver	1.432%	6/14/13	B+	268,053
2,999	OSI Restaurant Partners LLC, Term Loan	2.875%	6/14/14	B+	2,611,342
994	Reynolds Group Holdings, Inc., US Term Loan	6.250%	11/05/15	BB–	993,005
3,489	Shingle Springs Tribal Gaming Authority, Term Loan	10.500%	12/17/13	N/R	3,297,379
3,219	SW Acquisitions Co., Inc., Term Loan	5.750%	6/01/16	BB+	3,226,332
1,940	Travelport LLC, Delayed Term Loan	2.816%	8/23/13	Ba3	1,828,989
406	Travelport LLC, Letter of Credit	3.033%	8/23/13	Ba3	384,196
1,865	Travelport LLC, Term Loan	2.816%	8/23/13	Ba3	1,762,688
2,296	Venetian Casino Resort LLC, Delayed Term Loan, DD1	2.070%	5/23/14	B–	2,136,295
9,421	Venetian Casino Resort LLC, Term Loan, DD1	2.070%	5/23/14	B–	8,767,065

50,217	Total Hotels, Restaurants & Leisure				45,633,272

	Household Products – 2.0% (1.4% of Total Investments)

6,439	Spectrum Brands, Inc., Term Loan	8.000%	6/16/16	B	6,515,282

	Insurance – 1.8% (1.2% of Total Investments)

3,288	Conseco, Inc., Term Loan	7.500%	10/10/13	B2	3,222,432
2,500	Fidelity National Information Services, Inc., Term Loan B	5.250%	7/18/16	Ba2	2,517,448

5,788	Total Insurance				5,739,880

	Internet Software & Services – 2.2% (1.5% of Total Investments)

762	Open Solutions, Inc., Term Loan B	2.625%	1/23/14	BB–	659,842
3,852	Sabre, Inc., Term Loan	2.373%	9/30/14	B1	3,482,150
3,000	SkillSoft PLC Term Loan	6.500%	5/30/17	BB	3,011,250

7,614	Total Internet Software & Services				7,153,242

	IT Services – 4.7% (3.3% of Total Investments)

826	Attachmate Corporation, Term Loan	3.566%	4/13/13	BB–	771,005
3,148	First Data Corporation, Term Loan B2	3.078%	9/24/14	B+	2,743,979
990	First Data Corporation, Term Loan B3	3.078%	9/24/14	B+	863,414
127	Infor Global Solutions Intermediate Holdings, Ltd., Delayed Term Loan, First Lien	6.030%	7/28/15	B+	118,556
2,292	Infor Global Solutions Intermediate Holdings, Ltd., Delayed Term Loan, Second Lien, DD1	6.566%	3/02/14	CCC+	1,695,833
538	Infor Global Solutions Intermediate Holdings, Ltd., Extended Delayed Term Loan	6.070%	7/28/15	B+	501,297
5,581	Infor Global Solutions Intermediate Holdings, Ltd., Holdco PIK Term Loan, DD1	8.000%	9/02/14	N/R	2,297,316
270	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan, First Lien	4.070%	7/28/12	B+	251,521
3,958	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan, Second Lien, DD1	6.566%	3/02/14	CCC+	2,902,776
1,023	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan	6.070%	7/28/15	B+	949,168
2,066	SunGard Data Systems, Inc., Term Loan B	2.095%	2/28/14	BB	1,960,819

20,819	Total IT Services				15,055,684

	Leisure Equipment & Products – 2.0% (1.4% of Total Investments)

7,612	Bombardier Recreational Products, Inc., Term Loan	3.193%	6/28/13	Caa1	6,603,718

	Media – 16.7% (11.6% of Total Investments)

3,000	Charter Communications Operating Holdings LLC, Holdco Term Loan	3.038%	3/06/14	BB+	2,753,250
6,426	Charter Communications Operating Holdings LLC, Term Loan C, DD1	3.790%	9/06/16	BB+	6,142,342
669	Charter Communications Operating Holdings LLC, Term Loan	2.320%	3/06/14	BB+	635,947
2,421	Citadel Broadcasting Corporation, Term Loan, (9), DD1	11.000%	6/03/15	BB+	2,542,739
811	Cumulus Media, Inc., Term Loan	4.079%	6/11/14	B–	733,780
1,232	Gray Television, Inc., Term Loan B	3.850%	12/31/14	B	1,160,324
2,913	HIT Entertainment, Inc., Term Loan B	5.597%	6/01/12	B1	2,733,703
2,000	HIT Entertainment, Inc., Term Loan	5.850%	2/26/13	Caa2	1,325,000
4,000	Interactive Data Corporation, Term Loan, WI/DD	TBD	TBD	Ba3	3,998,332
3,087	Live Nation Entertainment Inc., Term Loan B,	4.500%	11/07/16	B–	3,046,911
6,804	Metro-Goldwyn-Mayer Studios, Inc., Term Loan B, (7), (8), (9)	18.250%	4/09/12	N/R	2,983,752
5,857	Metro-Goldwyn-Mayer Studios, Inc., Term Loan, (7), (8)	18.250%	4/09/12	N/R	2,568,316
1,430	Nielsen Finance LLC, Term Loan A	2.345%	8/09/13	Ba3	1,361,232
3,042	Nielsen Finance LLC, Term Loan B	4.095%	5/02/16	Ba3	2,947,921

30	Nuveen Investments

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Media (continued)

$3,667	Philadelphia Newspapers, Term Loan A, (7), (8)	0.000%	6/29/12	N/R	$4,034
2,971	Spanish Broadcasting System, Inc., Term Loan B	2.290%	6/11/12	B–	2,679,098
1,803	SuperMedia, Term Loan	8.000%	12/31/15	B–	1,525,713
4,557	Tribune Company, Term Loan B, (7), (8), DD1	3.000%	6/04/14	Ca	2,928,161
10,931	Univision Communications, Inc., Term Loan	2.566%	9/29/14	B2	9,571,863
3,402	Yell Group PLC, Term Loan	4.066%	7/31/14	N/R	2,058,039

71,023	Total Media				53,700,457

	Metals & Mining – 0.2% (0.2% of Total Investments)

763	John Maneely Company, Term Loan	3.775%	12/09/13	B	726,144

	Multiline Retail – 1.4% (1.0% of Total Investments)

4,719	Neiman Marcus Group, Inc., Term Loan, DD1	2.473%	4/06/13	BB–	4,459,962

	Oil, Gas & Consumable Fuels – 4.5% (3.2% of Total Investments)

223	Alon USA Energy, Inc., Edgington Facility	2.566%	8/05/13	BB–	175,091
1,784	Alon USA Energy, Inc., Paramount Facility	2.669%	8/05/13	BB–	1,400,616
2,000	Big West Oil LLC, New Term Loan	12.000%	7/23/15	B+	2,016,666
575	Calumet Lubricants Company LP, Credit Linked Deposit	4.383%	1/03/15	B1	533,046
4,245	Calumet Lubricants Company LP, Term Loan	4.436%	1/03/15	B1	3,937,186
2,940	CCS Income Trust, Term Loan	3.316%	11/14/14	B	2,480,371
1,500	DynCorp International, Inc., Term Loan	6.250%	7/07/16	Ba1	1,508,250
2,868	Venoco, Inc., Term Loan	4.375%	5/07/14	BB–	2,599,625

16,135	Total Oil, Gas & Consumable Fuels				14,650,851

	Paper & Forest Products – 2.2% (1.5% of Total Investments)

4,000	Newark Group, Inc., DIP Term Loan, WI/DD	TBD	TBD	N/R	4,040,000
3,830	Wilton Products, Term Loan	3.760%	8/01/14	B+	3,121,648

7,830	Total Paper & Forest Products				7,161,648

	Pharmaceuticals – 2.5% (1.7% of Total Investments)

2,625	Graceway Pharmaceuticals LLC, Second Lien Term Loan, (11), DD1	6.816%	5/03/13	CCC	1,045,624
2,182	Graceway Pharmaceuticals LLC, Term Loan	3.066%	5/03/12	B–	1,831,711
708	Warner Chilcott Corporation, Add on Term Loan	5.750%	4/30/15	BB+	709,235
1,932	Warner Chilcott Corporation, Term Loan A	5.500%	10/30/14	BB+	1,932,928
910	Warner Chilcott Corporation, Term Loan B1	5.750%	4/30/15	BB+	911,154
1,516	Warner Chilcott Corporation, Term Loan B2	5.750%	4/30/15	BB+	1,517,236

9,873	Total Pharmaceuticals				7,947,888

	Real Estate Management & Development – 4.0% (2.8% of Total Investments)

5,235	Capital Automotive LP, Tranche C	2.850%	12/14/12	Ba3	4,888,104
3,786	LNR Property Corporation, Term Loan B	7.750%	7/12/11	CCC	3,617,896
4,850	Realogy Corporation, Delayed Term Loan	3.380%	10/10/13	Caa1	4,262,240

13,871	Total Real Estate Management & Development				12,768,240

	Road & Rail – 5.1% (3.6% of Total Investments)

522	Avis Budget Car Rental LLC, Term Loan	5.750%	4/19/14	Ba2	520,000
290	Hertz Corporation, Letter of Credit	2.087%	12/21/12	Ba1	280,589
1,566	Hertz Corporation, Term Loan	2.093%	12/21/12	Ba1	1,517,190
14,622	Swift Transportation Company, Inc., Term Loan	8.250%	5/12/14	B–	14,270,244

17,000	Total Road & Rail				16,588,023

	Semiconductors & Equipment – 1.0% (0.7% of Total Investments)

1,200	Freescale Semiconductor, Inc., Term Loan	4.596%	12/01/16	B2	1,105,934
1,995	Spansion LLC, Term Loan	5.500%	2/09/15	BB–	1,984,403

3,195	Total Semiconductors & Equipment				3,090,337

	Software – 3.7% (2.6% of Total Investments)

7,294	Dealer Computer Services, Inc., New Term Loan	5.250%	4/21/17	BB–	7,232,714
1,000	IPC Systems, Inc., Term Loan, Second Lien	5.783%	6/01/15	CCC	825,000
3,370	IPC Systems, Inc., Term Loan	2.697%	6/02/14	B1	3,014,430
1,000	Reynolds Group Holdings, Inc., Incremental US Term Loan	5.750%	5/05/16	BB–	996,875

12,664	Total Software				12,069,019

	Specialty Retail – 5.9% (4.1% of Total Investments)
7,610	Burlington Coat Factory Warehouse Corporation, Term Loan	2.710%	5/28/13	B–	7,214,883

Nuveen Investments	31

JRO	Nuveen Floating Rate Income Opportunity Fund (continued) Portfolio of Investments July 31, 2010

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Specialty Retail (continued)

$5,428	Michaels Stores, Inc., Term Loan B1, DD1	2.762%	10/31/13	B	$5,090,797
1,732	Michaels Stores, Inc., Term Loan B2	5.012%	7/31/16	B	1,658,307
4,985	Toys “R” Us–Delaware, Inc., Term Loan B	4.575%	7/19/12	BB–	4,941,455

19,755	Total Specialty Retail				18,905,442

	Wireless Telecommunication Services – 3.5% (2.4% of Total Investments)

4,963	Asurion Corporation, Term Loan	3.356%	7/03/14	N/R	4,762,620
6,070	Clear Channel Communications, Inc., Tranche B, Term Loan, DD1	3.966%	11/13/15	Caa1	4,853,780
1,727	MetroPCS Wireless, Inc., Term Loan	3.500%	11/03/16	N/R	1,706,021

12,760	Total Wireless Telecommunication Services				11,322,421

$436,930	Total Variable Rate Senior Loan Interests (cost $397,299,821)				387,695,264

Shares	Description (1)				Value
	Common Stocks – 2.3% (1.6% of Total Investments)

	Building Products – 1.6% (1.2% of Total Investments)

124,402	Masonite Worldwide Holdings, (10), (12)				$5,310,410

	Chemicals – 0.2% (0.1% of Total Investments)

20,014	LyondellBasell Industries NV, (10)				360,252
18,343	LyondellBasell Industries NV, (10)				330,174

	Total Chemicals				690,426

	Media – 0.5% (0.3% of Total Investments)

30,851	Citadel Broadcasting Corp Class B Shares, (10), (12), DD1				740,424
6,606	Citadel Broadcasting Corporation, (10), (12)				158,544
33,776	Readers Digest Association Inc., (10), (12), DD1				667,076

	Total Media				1,566,044

	Total Common Stocks (cost $8,583,532)				7,566,880

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Convertible Bonds – 1.1% (0.8% of Total Investments)

	Airlines – 0.3% (0.2% of Total Investments)

$1,000	UAL Corporation	4.500%	6/30/21	CCC	$1,015,000

	Communications Equipment – 0.1% (0.1% of Total Investments)

500	Nortel Networks Corporation, (7), (8), (14)	1.750%	4/15/12	D	392,500

	Food & Staples Retailing – 0.7% (0.5% of Total Investments)

2,547	Great Atlantic & Pacific Tea Company Inc.	5.125%	6/15/11	Caa3	2,015,314

$4,047	Total Convertible Bonds (cost $3,332,713)				3,422,814

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 11.8% (8.2% of Total Investments)

	Auto Components – 0.2% (0.1% of Total Investments)

$600	Exide Technologies	10.500%	3/15/13	B–	$612,000

	Automobiles – 1.1% (0.8% of Total Investments)

10,000	General Motors Corporation, (8)	8.250%	7/15/23	N/R	3,450,000

	Construction Materials – 0.6% (0.4% of Total Investments)

2,000	Headwaters Inc., 144A	11.375%	11/01/14	B+	2,040,000

	Diversified Telecommunication Services – 0.2% (0.2% of Total Investments)

1,000	Nortel Networks Limited, (7), (8), (14)	0.000%	7/15/11	N/R	790,000

	Health Care Equipment & Supplies – 0.5% (0.3% of Total Investments)

1,500	Reable Therapeutics Financing Corporation	11.750%	11/15/14	CCC+	1,582,500

32	Nuveen Investments

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Health Care Providers & Services – 1.6% (1.1% of Total Investments)

$1,000	LifeCare Holdings Inc.	9.250%	8/15/13	CCC–	$755,000
2,500	Select Medical Corporation, Floating Rate Note, 5.750% plus six-month LIBOR	6.418%	9/15/15	CCC+	2,190,625
1,250	Select Medical Corporation	7.625%	2/01/15	B–	1,203,125
1,031	US Oncology Holdings Inc., Floating Rate Note, 5.500% plus six-month LIBOR	6.168%	3/15/12	CCC+	982,028

5,781	Total Health Care Providers & Services				5,130,778

	Health Care Technology – 0.8% (0.5% of Total Investments)

2,500	Merge Healthcare Inc., 144A	11.750%	5/01/15	B+	2,525,000

	Hotels, Restaurants & Leisure – 0.6% (0.4% of Total Investments)

1,875	CKE Restaurant Inc., 144A	11.375%	7/15/18	B	1,917,188

	Household Durables – 0.2% (0.1% of Total Investments)

700	William Lyon Homes Inc., Unsecured Senior Note	10.750%	4/01/13	Caa3	584,500

	Internet Software & Services – 0.7% (0.5% of Total Investments)

2,750	Open Solutions Inc., 144A	9.750%	2/01/15	CCC+	2,138,125

	IT Services – 0.8% (0.5% of Total Investments)

1,053	First Data Corporation	10.550%	9/24/15	B–	813,249
2,500	First Data Corporation	11.250%	3/31/16	CCC+	1,612,500

3,553	Total IT Services				2,425,749

	Media – 2.1% (1.5% of Total Investments)

2,750	Clear Channel Communications, Inc.	5.000%	3/15/12	CCC–	2,516,250
1,250	Clear Channel Communications, Inc.	5.500%	9/15/14	CCC–	743,750
4,750	Clear Channel Communications, Inc.	10.750%	8/01/16	CCC–	3,651,563

8,750	Total Media				6,911,563

	Multi-Utilities – 0.2% (0.1% of Total Investments)

500	Bon-Ton Department Stores Inc.	10.250%	3/15/14	CCC+	491,875

	Oil, Gas & Consumable Fuels – 0.4% (0.3% of Total Investments)

1,400	Western Refining Inc., Floating Rate Note, 7.500% plus three-month LIBOR 144A	7.954%	6/15/14	B3	1,281,000

	Pharmaceuticals – 0.3% (0.2% of Total Investments)

1,500	Angiotech Pharmaceuticals Inc., Floating Rate Note, 3.750% plus three-month LIBOR, WI/DD	4.204%	4/01/14	CC	855,000

	Road & Rail – 0.5% (0.4% of Total Investments)

2,000	Avis Budget Car Rental, Floating Rate Note, 2.500% plus three-month LIBOR	2.954%	5/15/14	B	1,780,000

	Trading Companies & Distributors – 0.4% (0.3% of Total Investments)

2,000	Penhall International Corporation, 144A, (8), (11)	12.000%	8/01/14	Caa3	1,292,500

	Wireless Telecommunication Services – 0.6% (0.5% of Total Investments)

2,000	Sprint Nextel Corporation	8.375%	8/15/17	BB–	2,100,000

$50,409	Total Corporate Bonds (cost $36,090,618)				37,907,778

Shares	Description (1)				Value
	Warrants – 0.8% (0.5% of Total Investments)

103,736	Citadel Broadcasting Corporation				$2,489,664

	Total Warrants (cost $3,161,355)				2,489,664

Principal
Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 7.1% (5.0% of Total Investments)

$22,898	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/30/10, repurchase price $22,898,282, collateralized by $23,270,000 U.S. Treasury Notes, 0.875%, due 12/31/10, value $23,357,263	0.020%	8/02/10		$22,898,244

	Total Short-Term Investments (cost $22,898,244)				22,898,244

	Total Investments (cost $471,366,283) – 143.4%				461,980,644

	Borrowings – (36.4)% (13), (15)				(117,270,000)

	Other Assets Less Liabilities – (7.0)%				(22,574,925)

	Net Assets Applicable to Common Shares – 100%				$322,135,719

Nuveen Investments	33

JRO	Nuveen Floating Rate Income Opportunity Fund (continued) Portfolio of Investments July 31, 2010

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.
(4)	Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks.
Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
(5)	Investment, or portion of investment, represents an unfunded Senior Loan commitment outstanding at July 31, 2010.
(6)	Negative value represents unrealized depreciation on unfunded Senior Loan commitment outstanding at July 31, 2010.
(7)	At or subsequent to July 31, 2010, this issue was under the protection of the Federal Bankruptcy Court or has filed for bankruptcy.
(8)	Non-income producing; denotes that the issuer has defaulted on the payment of principal or interest.
(9)	The Fund’s Adviser concluded this issue is not likely to meet its future interest payment obligations and directed the Fund’s custodian to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records.
(10)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(11)	Subsequent to the reporting period, the Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records.
(12)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.
(13)	Borrowings as a percentage of Total Investments is 25.4%.
(14)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.
(15)	The Fund may pledge up to 100% of its eligible instruments in the Portfolio of Investments as collateral for Borrowings.
N/R	Not rated.
DD1	Investment, or portion of investment, purchased on a delayed delivery basis.
WI/DD	Purchased on a when-issued or delayed delivery basis.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
TBD	Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.
See accompanying notes to financial statements.

34	Nuveen Investments

Statement of Assets & Liabilities
July 31, 2010

			Floating
		Floating	Rate
	Senior	Rate	Income
	Income	Income	Opportunity
	(NSL)	(JFR)	(JRO)
Assets
Investments, at value (cost $282,353,206, $737,282,382 and $448,468,039, respectively)	$272,137,800	$722,147,245	$439,082,400
Short-term investments (at cost, which approximates value)	23,817,907	45,774,026	22,898,244
Cash	–	2,625	–
Receivables:
Interest	1,640,221	3,679,101	2,965,268
Investments sold	4,910,771	17,939,418	13,165,953
Matured senior loans	488,598	1,278,294	852,196
Other assets	169,838	332,625	194,322

Total assets	303,165,135	791,153,334	479,158,383

Liabilities
Borrowings	73,950,000	197,740,000	117,270,000
Payables:
Investments purchased	24,290,070	47,606,449	37,410,500
Common share dividends	1,174,282	2,327,544	1,742,945
Accrued expenses:
Interest on borrowings	30,365	71,397	48,153
Management fees	195,046	414,539	227,061
Other	264,814	537,011	324,005

Total liabilities	99,904,577	248,696,940	157,022,664

Net assets applicable to Common shares	$203,260,558	$542,456,394	$322,135,719

Common shares outstanding	29,846,884	47,297,036	28,411,034

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$6.81	$11.47	$11.34

Net assets applicable to Common shares consist of:

Common shares, $.01 par value per share	$298,469	$472,970	$284,110
Paid-in surplus	268,859,772	667,769,861	400,705,676
Undistributed (Over-distribution of) net investment income	(305,950)	(582,484)	1,153,709
Accumulated net realized gain (loss) from investments	(55,376,327)	(110,068,816)	(70,622,137)
Net unrealized appreciation (depreciation) of investments	(10,215,406)	(15,135,137)	(9,385,639)

Net assets applicable to Common shares	$203,260,558	$542,456,394	$322,135,719

See accompanying notes to financial statements.

Nuveen Investments	35

Statement of Operations
Year Ended July 31, 2010

			Floating Rate
	Senior	Floating Rate	Income
	Income	Income	Opportunity
	(NSL)	(JFR)	(JRO)
Investment Income
Interest	$14,889,920	$44,925,405	$32,785,944
Dividends	–	695,560	–
Fees	187,703	1,792,754	1,302,235
Other	166,773	440,320	293,547

Total investment income	15,244,396	47,854,039	34,381,726

Expenses
Management fees	2,226,026	5,901,440	3,539,246
Preferred shares – auction fees	197	15,420	6,432
Preferred shares – dividend disbursing agent fees	4,488	19,573	3,760
Shareholders’ servicing agent fees and expenses	3,650	1,196	678
Interest expense on borrowings and amortization of borrowing costs	256,397	179,203	403,671
Fees on borrowings	1,425,393	3,867,726	2,257,014
Custodian’s fees and expenses	121,159	262,066	170,773
Trustees’ fees and expenses	8,234	22,025	13,098
Professional fees	96,121	152,726	109,087
Shareholders’ reports – printing and mailing expenses	74,105	125,962	78,552
Stock exchange listing fees	10,152	16,099	9,662
Investor relations expense	32,065	25,275	15,211
Other expenses	15,472	23,461	18,091

Total expenses before custodian fee credit and expense reimbursement	4,273,459	10,612,172	6,625,275
Custodian fee credit	(45)	(53)	(133)
Expense reimbursement	(30,102)	(1,506,051)	(928,804)

Net expenses	4,243,312	9,106,068	5,696,338

Net investment income	11,001,084	38,747,971	28,685,388

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	843,334	(15,811,388)	(5,845,955)
Change in net unrealized appreciation (depreciation) of investments	35,288,873	85,441,084	48,450,761

Net realized and unrealized gain (loss)	36,132,207	69,629,696	42,604,806

Distributions to Preferred Shareholders
From net investment income	(15,266)	(219,515)	(123,985)

Net increase (decrease) in net assets applicable to Common shares from operations	$47,118,025	$108,158,152	$71,166,209

See accompanying notes to financial statements.

36	Nuveen Investments

Statement of Changes in Net Assets

					Floating Rate
	Senior Income (NSL)		Floating Rate Income (JFR)		Income Opportunity (JRO)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	7/31/10	7/31/09	7/31/10	7/31/09	7/31/10	7/31/09
Operations
Net investment income	$11,001,084	$13,489,915	$38,747,971	$33,730,105	$28,685,388	$20,678,590
Net realized gain (loss) from investments	843,334	(41,868,681)	(15,811,388)	(88,776,440)	(5,845,955)	(59,909,344)
Change in net unrealized appreciation (depreciation) of investments	35,288,873	(2,031,671)	85,441,084	(8,811,769)	48,450,761	(1,018,926)
Distributions to Preferred Shareholders from net investment income	(15,266)	(558,631)	(219,515)	(3,411,778)	(123,985)	(2,033,297)

Net increase (decrease) in net assets applicable to Common shares from operations	47,118,025	(30,969,068)	108,158,152	(67,269,882)	71,166,209	(42,282,977)

Distributions to Common Shareholders
From net investment income	(13,860,296)	(13,425,459)	(27,633,733)	(30,319,224)	(20,196,415)	(20,560,895)

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(13,860,296)	(13,425,459)	(27,633,733)	(30,319,224)	(20,196,415)	(20,560,895)

Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	86,152	–	169,959	216,446	128,250	–
Repurchased and retired	–	–	(1,264,374)	(74,280)	(87,047)	(71,303)

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	86,152	–	(1,094,415)	142,166	41,203	(71,303)

Net increase (decrease) in net assets applicable to Common shares	33,343,881	(44,394,527)	79,430,004	(97,446,940)	51,010,997	(62,915,175)
Net assets applicable to Common shares at the beginning of year	169,916,677	214,311,204	463,026,390	560,473,330	271,124,722	334,039,897

Net assets applicable to Common shares at the end of year	$203,260,558	$169,916,677	$542,456,394	$463,026,390	$322,135,719	$271,124,722

Undistributed (Over-distribution of) net investment income at the end of year	$(305,950)	$152,935	$(582,484)	$(3,729,664)	$1,153,709	$(794,250)

See accompanying notes to financial statements.

Nuveen Investments	37

Statement of Cash Flows
Year Ended July 31, 2010

			Floating Rate
	Senior	Floating Rate	Income
	Income	Income	Opportunity
	(NSL)	(JFR)	(JRO)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	47,118,025	108,158,152	71,166,209
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(179,018,664)	(368,205,820)	(256,736,383)
Proceeds from sales and maturities of investments	173,182,914	350,984,439	238,742,739
Proceeds from (Purchases of) short-term investments, net	(12,200,142)	(25,865,080)	(13,912,540)
Amortization (Accretion) of premiums and discounts, net	(4,843,856)	(7,356,446)	(6,190,460)
(Increase) Decrease in receivable for interest	188,076	(581,037)	41,623
(Increase) Decrease in receivable for investments sold	7,045,747	(219,362)	2,634,593
(Increase) Decrease in receivable for matured senior loans	(488,598)	(1,278,294)	(852,196)
(Increase) Decrease in other assets	(99,086)	(250,030)	(151,354)
Increase (Decrease) in payable for investments purchased	1,422,735	(3,364,477)	14,258,133
Increase (Decrease) in payable for Preferred share dividends	(3,704)	–	(8,695)
Increase (Decrease) in accrued interest on borrowings	8,858	(198,798)	23,737
Increase (Decrease) in accrued management fees	46,496	116,589	63,168
Increase (Decrease) in accrued other liabilities	(19,084)	(311,197)	(53,474)
Net realized (gain) loss from investments	(843,334)	15,811,388	5,845,955
Net realized (gain) loss from paydowns	2,415,593	(7,942,309)	(6,455,924)
Change in net unrealized (appreciation) depreciation of investments	(35,288,873)	(85,441,084)	(48,450,761)
Taxes paid on undistributed capital gains	(60,354)	(28,157)	(71,260)

Net cash provided by (used in) operating activities	(1,437,251)	(25,971,523)	(106,890)

Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft balance	(31,564)	–	–
Increase (Decrease) in borrowings	41,050,000	159,240,000	79,920,000
Cash distributions paid to Common shareholders	(13,581,185)	(27,001,478)	(19,726,063)
Cost of Common shares repurchased and retired	–	(1,264,374)	(87,047)
Increase (Decrease) in Preferred shares	(26,000,000)	(105,000,000)	(60,000,000)

Net cash provided by (used in) financing activities	1,437,251	25,974,148	106,890

Net Increase (Decrease) in Cash	–	2,625	–
Cash at the beginning of period	–	–	–

Cash at the End of Period	–	2,625	–

Supplemental Disclosure of Cash Flow Information

Cash paid by Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) for interest on borrowings (excluding amortization of borrowing costs) during the fiscal year ended July 31, 2010, was $222,408, $811,833 and $339,989, respectively.

Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $86,152, $169,959 and $128,250 for Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO), respectively.

See accompanying notes to financial statements.

38	Nuveen Investments

Notes to Financial Statements

1.	General Information and Significant Accounting Policies
The funds covered in this report and their corresponding Common share New York Stock Exchange (“NYSE”) symbols are Nuveen Senior Income Fund (NSL), Nuveen Floating Rate Income Fund (JFR) and Nuveen Floating Rate Income Opportunity Fund (JRO) (collectively, the “Funds”). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Senior Income’s (NSL) investment objective is to achieve a high level of current income, consistent with capital preservation. The Fund invests 80% of its total assets in adjustable rate senior secured loans. The Fund may invest up to 20% of its total assets in U.S. dollar- denominated senior loans of non-U.S. borrowers, senior loans that are not secured, other debt securities, and equity securities and warrants acquired in connection with the Fund’s investment in senior loans.

Floating Rate Income’s (JFR) investment objective is to achieve a high level of current income. The Fund invests at least 65% of its managed assets in adjustable rate senior loans that are secured by specific collateral. The Fund may invest a substantial portion of its managed assets in senior loans and other debt instruments that are, at the time of investment, rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s sub-adviser Symphony Asset Management LLC (“Symphony”), a subsidiary of Nuveen Investments, Inc. (“Nuveen”).

Floating Rate Income Opportunity’s (JRO) investment objective is to achieve a high level of current income. The Fund invests at least 80% of its managed assets in adjustable rate loans, primarily secured senior loans. As part of the 80% requirement, the Fund also may invest in unsecured senior loans and secured and unsecured subordinated loans. The Fund invests at least 65% of its managed assets in adjustable rate senior loans that are secured by specific collateral.

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards Codificationtm (the “Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds’ financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices.

Prices of fixed-income securities, senior loans and derivative instruments are provided by a pricing service approved by the Funds’ Board of Trustees. Floating Rate Income Opportunity (JRO) currently expects that the independent pricing services will be unable to provide a market based price for certain of the privately negotiated subordinated loans issued by middle market companies. The pricing services, with input from Symphony and Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen, will estimate the fair value for such subordinated loans, subject to the supervision of Symphony and the Adviser. Floating Rate Income Opportunity (JRO) may engage an independent appraiser to periodically provide an independent determination of the value, or an opinion with respect to the pricing services’ value, of such loans. These securities are generally classified as Level 2. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and ask prices or the yield equivalent when quotations are readily available. These securities are generally classified as Level 2. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. The pricing service may employ electronic data processing techniques and/or a matrix system to

Nuveen Investments	39

Notes to Financial Statements (continued)

determine valuations. These securities are generally classified as Level 2. Highly rated zero coupon fixed-income securities, like U.S. Treasury Bills, issued with maturities of one year or less, are valued using the amortized cost method when 60 days or less remain until maturity. With amortized cost, any discount or premium is amortized each day, regardless of the impact of fluctuating rates on the market value of the security. These securities will generally be classified as Level 1 or Level 2.

Like most fixed income instruments, the senior loans in which the Funds invest are not listed on an organized exchange. The secondary market of senior loans may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; fixed-income securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified generally as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At July 31, 2010, Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) had outstanding when-issued/delayed delivery purchase commitments of $24,286,327, $46,688,326 and $36,863,387, respectively.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any. Fee income, consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Other income includes the increase of the net realizable value of the receivable of matured senior loans during the current fiscal period.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

40	Nuveen Investments

Dividends and Distributions to Common Shareholders
Dividends to Common shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from U.S. GAAP.

Preferred Shares
During the fiscal year ended July 31, 2010, Senior Income Fund (NSL) had outstanding Taxable Auction Preferred (“Preferred”) shares. The dividend rates paid by the Fund was determined every twenty-eight days, pursuant to a dutch auction process overseen by the auction agent, and was payable at the end of each rate period.

During the fiscal year ended July 31, 2010, Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) had outstanding FundPreferred shares (“FundPreferred”) shares. The dividend rates paid by the Funds were determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and were payable at the end of each rate period.

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions “failed to clear,” and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

These developments have generally not affected the portfolio management or investment policies of the Funds. However, one continuing implication of these auction failures for Common shareholders is that the Funds’ cost of leverage likely had been incrementally higher at times than it otherwise would had been had the auctions continued to be successful. As a result, the Funds’ Common share earnings likely had been lower than they otherwise might have been.

As of July 31, 2010, Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) redeemed all of their outstanding Preferred shares, at liquidation values of $46,000,000, $400,000,000 and $240,000,000, respectively.

Derivative Financial Instruments
Each Fund is authorized to invest in derivative financial instruments, including forwards, futures, options and swap transactions. Although each Fund is authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 2010.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Borrowing Costs
Costs incurred by each Fund in connection with structuring its refinancing during the fiscal year ended July 31, 2010, were recorded as a deferred charge which were amortized through May 14, 2010, and included as a component of “Interest expense on borrowings and amortization of borrowing costs” on the Statement of Operations.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Nuveen Investments	41

Notes to Financial Statements (continued)

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2.	Fair Value Measurements
In determining the value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1	–	Quoted prices in active markets for identical securities.
Level 2	–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3	–	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of July 31, 2010:

Senior Income (NSL)	Level 1	Level 2	Level 3	Total
Investments:
Variable Rate Senior Loan Interests	$–	$239,291,209	$ –	$239,291,209
Common Stocks*	690,426	4,439,195	–	5,129,621
Convertible Bonds	–	4,441,375	–	4,441,375
Corporate Bonds	–	21,225,875	–	21,225,875
Warrants	–	2,049,720	–	2,049,720
Short-Term Investments	23,817,907	–	–	23,817,907

Total	$24,508,333	$271,447,374	$–	$295,955,707

Floating Rate Income (JFR)	Level 1	Level 2	Level 3	Total
Investments:
Variable Rate Senior Loan Interests	$–	$643,619,158	$–	$643,619,158
Common Stocks*	1,380,834	15,655,703	–	17,036,537
Convertible Bonds	–	1,407,500	–	1,407,500
Corporate Bonds	–	44,896,681	–	44,896,681
Investment Companies	12,284,209	–	–	12,284,209
Warrants	–	2,903,160	–	2,903,160
Short-Term Investments	45,774,026	–	–	45,774,026

Total	$59,439,069	$708,482,202	$–	$767,921,271

Floating Rate Income Opportunity (JRO)	Level 1	Level 2	Level 3	Total
Investments:
Variable Rate Senior Loan Interests	$–	$387,695,264	$–	$387,695,264
Common Stocks*	690,426	6,876,454	–	7,566,880
Convertible Bonds	–	3,422,814	–	3,422,814
Corporate Bonds	–	37,907,778	–	37,907,778
Warrants	–	2,489,664	–	2,489,664
Short-Term Investments	22,898,244	–	–	22,898,244

Total	$23,588,670	$438,391,974	$–	$461,980,644

*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.

42	Nuveen Investments

The following is a reconciliation of Senior Income’s (NSL) Level 3 investments held at the beginning and end of the measurement period:

Senior Income (NSL)
Level 3
Variable Rate
Senior Loan Interests
Balance at the beginning of year	$89,569
Gains (losses):
Net realized gains (losses)	(7,138,672)
Net change in unrealized appreciation (depreciation)	8,355,543
Net purchases at cost (sales at proceeds)	(1,306,440)
Net discounts (premiums)	–
Net transfers in to (out of) at end of period fair value	–

Balance at the end of year	$–

3.	Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended July 31, 2010.

4.	Fund Shares
Common Shares
Transactions in Common shares were as follows:

					Floating Rate
	Senior Income (NSL)		Floating Rate Income (JFR)		Income Opportunity (JRO)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/10	7/31/09	7/31/10	7/31/09	7/31/10	7/31/09
Common shares:
Issued to shareholders due to reinvestment of distributions	12,531	–	14,604	34,819	11,112	–
Repurchased and retired	–	–	(137,893)	(9,700)	(9,700)	(9,700)

Total	12,531	–	(123,289)	25,119	1,412	(9,700)

Weighted average Common share:
Price per share repurchased and retired	$ –	$ –	$ 9.15	$ 7.64	$ 8.95	$ 7.33
Discount per share repurchased and retired	–	–	12.86%	16.08%	13.25%	16.02%

Preferred Shares
Transactions in Preferred shares were as follows:

									Floating Rate
	Senior Income (NSL)				Floating Rate Income (JFR)				Income Opportunity (JRO)
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	7/31/10		7/31/09		7/31/10		7/31/09		7/31/10		7/31/09
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Preferred shares redeemed:
Series M	–	$–	–	$–	1,050	$26,250,000	600	$15,000,000	800	$20,000,000	534	$13,350,000
Series T	–	–	–	–	1,050	26,250,000	600	15,000,000	—	—	—	—
Series W	–	–	–	–	1,050	26,250,000	600	15,000,000	—	—	—	—
Series TH	1,040	26,000,000	800	20,000,000	—	—	—	—	800	20,000,000	534	13,350,000
Series F	–	–	–	–	1,050	26,250,000	600	15,000,000	800	20,000,000	532	13,300,000

Total	1,040	$26,000,000	800	$20,000,000	4,200	$105,000,000	2,400	$60,000,000	2,400	$60,000,000	1,600	$40,000,000

Nuveen Investments	43

Notes to Financial Statements (continued)

5.	Investment Transactions
Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended July 31, 2010, were as follows:

			Floating
		Floating	Rate
	Senior	Rate	Income
	Income	Income	Opportunity
	(NSL)	(JFR)	(JRO)
Purchases	$179,018,664	$368,205,820	$256,736,383
Sales and maturities	173,182,914	350,984,439	238,742,739

6.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing certain gains and losses on investment transactions and, for Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO), recognition of premium amortization. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At July 31, 2010, the cost and unrealized appreciation (depreciation) of investments as determined on a federal income tax basis, were as follows:

			Floating
		Floating	Rate
	Senior	Rate	Income
	Income	Income	Opportunity
	(NSL)	(JFR)	(JRO)
Cost of investments	$306,193,613	$784,531,193	$471,919,488

Gross unrealized:
Appreciation	$10,420,896	$23,638,909	$18,010,746
Depreciation	(20,658,802)	(40,248,831)	(27,949,590)

Net unrealized appreciation (depreciation) of investments	$(10,237,906)	$(16,609,922)	$(9,938,844)

Permanent differences, primarily due to federal taxes paid, paydowns, expiration of capital loss carryforwards and bond premium adjustments resulted in reclassifications among the Funds’ components of net assets at July 31, 2010, the Funds’ tax year-end, as follows:

			Floating
		Floating	Rate
	Senior	Rate	Income
	Income	Income	Opportunity
	(NSL)	(JFR)	(JRO)
Paid-in-surplus	$(14,268,135)	$(28,157)	$(71,260)
Undistributed (Over-distribution of) net investment income	2,415,593	(7,747,543)	(6,417,029)
Accumulated net realized gain (loss)	11,852,542	7,775,700	6,488,289

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2010, the Funds’ tax year end, were as follows:

Floating
		Floating	Rate
	Senior	Rate	Income
	Income	Income	Opportunity
	(NSL)	(JFR)	(JRO)
Undistributed net ordinary income *	$1,389,952	$3,605,436	$3,717,652
Undistributed net long-term capital gains	–	–	–

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2010, paid on August 2, 2010.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2010 and July 31, 2009, was designated for purposes of the dividends paid deduction as follows:

Floating
		Floating	Rate
	Senior	Rate	Income
	Income	Income	Opportunity
2010	(NSL)	(JFR)	(JRO)
Distributions from net ordinary income *	$13,684,842	$27,379,807	$19,988,093
Distributions from net long-term capital gains	–	–	–

44	Nuveen Investments

Floating
		Floating	Rate
	Senior	Rate	Income
	Income	Income	Opportunity
2009	(NSL)	(JFR)	(JRO)
Distributions from net ordinary income *	$14,308,050	$35,343,923	$23,471,413
Distributions from net long-term capital gains	–	–	–

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At July 31, 2010, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

			Floating
		Floating	Rate
	Senior	Rate	Income
	Income	Income	Opportunity
	(NSL)	(JFR)	(JRO)
Expiration:
July 31, 2011	$10,704,255	$—	$—
July 31, 2013	—	819,145	30,377
July 31, 2014	—	2,934,270	2,151,577
July 31, 2015	1,002,070	9,492,118	5,017,841
July 31, 2016	—	183,234	1,294,188
July 31, 2017	8,900,332	21,620,554	13,760,353
July 31, 2018	29,264,459	67,020,214	46,332,843

Total	$49,871,116	$102,069,535	$68,587,179

At July 31, 2010, $14,207,781 of Senior Income’s (NSL) capital loss carryforward expired.

The Funds have elected to defer net realized losses from investments incurred from November 1, 2009 through July 31, 2010, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

Floating
		Floating	Rate
	Senior	Rate	Income
	Income	Income	Opportunity
	(NSL)	(JFR)	(JRO)
Post-October capital losses	$5,482,712	$6,989,418	$1,503,280

7.	Management Fees and Other Transactions with Affiliates
Each Fund’s management fee is separated into two components – a fund–level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Senior Income (NSL)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $1 billion	.6500%
For the next $1 billion	.6375
For the next $3 billion	.6250
For the next $5 billion	.6000
For Managed Assets over $10 billion	.5750

Nuveen Investments	45

Notes to Financial Statements (continued)

Floating Rate Income (JFR)
Floating Rate Income Opportunity (JRO)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.6500%
For the next $500 million	.6250
For the next $500 million	.6000
For the next $500 million	.5750
For Managed Assets over $2 billion	.5500

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of July 31, 2010, the complex-level fee rate was .1844%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Symphony under which Symphony manages the investment portfolios of the Funds. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Senior Income’s (NSL) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
October 31,		October 31,
1999 *	.45%	2005	.35%
2000	.45	2006	.25
2001	.45	2007	.15
2002	.45	2008	.10
2003	.45	2009	.05
2004	.45

*	From the commencement of operations.

The Adviser has not agreed to reimburse Senior Income (NSL) for any portion of its fees and expenses beyond October 31, 2009.

46	Nuveen Investments

For the first eight years of Floating Rate Income’s (JFR) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
March 31,		March 31,
2004 *	.32%	2009	.32%
2005	.32	2010	.24
2006	.32	2011	.16
2007	.32	2012	.08
2008	.32

*	From the commencement of operations.

The Adviser has not agreed to reimburse Floating Rate Income (JFR) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Floating Rate Income Opportunity’s (JRO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
July 31,		July 31,
2004 *	.30%	2009	.30%
2005	.30	2010	.22
2006	.30	2011	.14
2007	.30	2012	.08
2008	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse Floating Rate Income Opportunity (JRO) for any portion of its fees and expenses beyond July 31, 2012.

8.	Senior Loan Commitments
Unfunded Commitments
Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with the custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At July 31, 2010, Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) had unfunded senior loan commitments of $555,556, $2,222,222 and $1,111,111, respectively.

Participation Commitments
With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, the Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or other persons interpositioned between the Fund and the Borrower. At July 31, 2010, there were no such outstanding participation commitments in any of the Funds.

9.	Borrowing Arrangements
Senior Income (NSL) has entered into a $75,500,000 million Revolving Credit and Security Agreement with an affiliate of Citibank N.A. (“Citibank”). As of July 31, 2010, the Fund’s outstanding balance on these borrowings was $73,950,000. For the fiscal year ended July 31, 2010, the average daily balance outstanding and average interest rate on these borrowings were $67,937,123 and .34%, respectively.

Floating Rate Income (JFR) has entered into a $209,500,000 million Revolving Credit and Security Agreement with an affiliate of Citibank. As of July 31, 2010, the Fund’s outstanding balance on these borrowings was $197,740,000. For the fiscal year ended July 31, 2010, the average daily balance outstanding and average interest rate on these borrowings were $180,143,945 and .34%, respectively.

Floating Rate Income Opportunity (JRO) has entered into a $120,000,000 million Revolving Credit and Security Agreement with an affiliate of Citibank. As of July 31, 2010, the Fund’s outstanding balance on these borrowings was $117,270,000. For the fiscal year ended July 31, 2010, the average daily balance outstanding and average interest rate on these borrowings were $107,208,411 and .34%, respectively.

The aforementioned agreements renewed on May 14, 2010.

In order to maintain these borrowing arrangements, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Funds’ Portfolios of Investments.

Nuveen Investments	47

Notes to Financial Statements (continued)

Interest expense incurred on these borrowings, which is based on a commercial paper rate, is recognized as “Interest expense on borrowings” on the Statement of Operations. In addition to the interest expense, each Fund pays a .65% per annum program fee, based on the average daily outstanding balance and a .35% per annum liquidity fee, based on the total commitment amount of the borrowings through the renewal date, both of which are recognized as “Fees on borrowings” on the Statement of Operations.

10.	New Accounting Standards

Fair Value Measurements
On January 21, 2010, FASB issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities disclose Level 3 activity for purchase, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

48	Nuveen Investments

Financial Highlights

Nuveen Investments	49

Financial Highlights
Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
				Distributions
				from Net	Distributions		Net			Offering Costs
	Beginning			Investment	from Capital		Investment	Capital		and	Discount		Ending
	Common		Net	Income to	Gains to		Income to	Gains to		Preferred	from		Common
	Share	Net	Realized/	Preferred	Preferred		Common	Common		Share	Shares		Share	Ending
	Net Asset	Investment	Unrealized	Share-	Share-		Share-	Share-		Underwriting	Repurchased		Net Asset	Market
	Value	Income(a)	Gain (Loss)	holders(b)	holders(b)	Total	holders	holders	Total	Discounts	and Retired		Value	Value
Senior Income (NSL)

Year Ended 7/31:
2010	$5.70	$.37	$1.20	$– *	$–	1.57	$(.46)	$–	$(.46)	$–	$–		$6.81	$6.95
2009	7.18	.45	(1.46)	(.02)	–	(1.03)	(.45)	–	(.45)	–	–		5.70	5.15
2008	8.00	.72	(.83)	(.07)	–	(.18)	(.64)	–	(.64)	–	–		7.18	6.18
2007	8.33	.79	(.33)	(.08)	–	.38	(.71)	–	(.71)	–	–		8.00	8.08
2006	8.48	.69	(.15)	(.07)	–	.47	(.62)	–	(.62)	–	–		8.33	8.15

Floating Rate Income (JFR)

Year Ended 7/31:
2010	9.76	.82	1.47	– *	–	2.29	(.58)	–	(.58)	–	–	*	11.47	$11.20
2009	11.83	.71	(2.07)	(.07)	–	(1.43)	(.64)	–	(.64)	–	–	*	9.76	8.37
2008	13.08	1.40	(1.20)	(.37)	–	(.17)	(1.08)	–	(1.08)	–	–		11.83	10.19
2007	13.90	1.56	(.78)	(.43)	–	.35	(1.17)	–	(1.17)	–	–		13.08	12.88
2006	14.11	1.31	(.18)	(.35)	–	.78	(.99)	–	(.99)	–	–		13.90	13.15

Floating Rate Income Opportunity (JRO)

Year Ended 7/31:
2010	9.54	1.01	1.50	– *	–	2.51	(.71)	–	(.71)	–	–	*	11.34	$11.64
2009	11.75	.73	(2.15)	(.07)	–	(1.49)	(.72)	–	(.72)	–	–	*	9.54	8.35
2008	13.14	1.41	(1.29)	(.37)	–	(.25)	(1.14)	–	(1.14)	–	–		11.75	10.06
2007	13.95	1.62	(.78)	(.43)	–	.41	(1.22)	–	(1.22)	–	–		13.14	13.05
2006	14.08	1.38	(.13)	(.35)	–	.90	(1.03)	–	(1.03)	–	–		13.95	13.30

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	The amounts shown are based on Common share equivalents.
(c)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

50	Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average Net		Ratios to Average Net
			Assets Applicable to		Assets Applicable to
			Common Shares Before		Common Shares After						Borrowings at
Total Returns			Reimbursement(d)		Reimbursement(d)(e)			Preferred Shares at End of Period			End of Period
	Based
	on	Ending
	Common	Net
Based	Share	Assets						Aggregate	Liquidation		Aggregate	Asset
on	Net	Applicable to		Net		Net	Portfolio	Amount	and Market	Asset	Amount	Coverage
Market	Asset	Common		Investment		Investment	Turnover	Outstanding	Value Per	Coverage	Outstanding	Per
Value(c)	Value(c)	Shares (000)	Expenses	Income(f)	Expenses	Income(f)	Rate	(000)	Share	Per Share	(000)	$1,000

44.83%	28.15%	$203,261	2.18%	5.61%	2.17%	5.62%	68%	$–	$–	$–	$73,950	$3,749
(6.83)	(12.25)	169,917	3.50	9.39	3.39	9.50	48	26,000	25,000	188,381	32,900	6,955
(16.31)	(2.32)	214,311	3.88	9.38	3.69	9.57	50	46,000	25,000	141,473	90,000	3,892
7.79	4.39	238,779	3.88	8.99	3.59	9.27	80	46,000	25,000	154,771	103,000	3,765
(1.87)	5.78	248,271	3.52	7.74	3.08	8.18	55	46,000	25,000	159,930	103,000	3,857

41.48%	23.85%	542,456	2.03	7.14	1.74	7.42	51	–	–	–	197,740	3,743
(9.82)	(10.37)	463,026	3.25	8.27	2.79	8.74	38	105,000	25,000	135,244	38,500	15,754
(13.07)	(1.43)	560,473	2.04	10.71	1.50	11.25	30	165,000	25,000	109,920	235,000	4,087
6.69	2.33	619,843	1.59	10.63	1.08	11.14	81	400,000	25,000	63,740	–	–
3.70	5.72	657,517	1.61	8.83	1.10	9.34	50	400,000	25,000	66,095	–	–

49.00%	26.66%	322,136	2.14	8.95	1.84	9.25	58	–	–	–	117,270	3,747
(7.35)	(10.57)	271,125	3.35	8.74	2.86	9.23	41	60,000	25,000	137,969	37,350	9,865
(14.88)	(1.99)	334,040	2.06	10.88	1.55	11.38	33	100,000	25,000	108,510	140,000	4,100
7.13	2.73	373,366	1.61	11.06	1.13	11.54	81	240,000	25,000	63,892	–	–
7.32	6.60	396,195	1.63	9.36	1.15	9.84	50	240,000	25,000	66,270	–	–

(d)	• Ratios do not reflect the effect of dividend payments to Preferred shareholders.
• Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares and/or borrowings, where applicable.
• Each ratio includes the effect of the interest expense paid on borrowings as follows:

Ratios of Borrowings Interest Expense to
Average Net Assets Applicable to Common Shares(g)
Senior Income (NSL)
Year Ended 7/31:
2010	.13%
2009	1.28
2008	2.05
2007	2.22
2006	1.85

Floating Rate Income (JFR)
Year Ended 7/31:
2010	.13%
2009	1.04
2008	.28
2007	–
2006	–

Floating Rate Income Opportunity (JRO)
Year Ended 7/31:
2010	.13%
2009	1.14
2008	.28
2007	–
2006	–

(e)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash deposit with the custodian bank and/or legal fee refunds, where applicable. As of October 31, 2009, the Adviser is no longer reimbursing Senior Income (NSL) for any fees or expenses.
(f)	For the fiscal year ended July 31, 2010, each ratio of Net Investment Income includes the effect of the increase of the net realizable value of the receivable of matured senior loans as described in Footnote 1 — General Information and Significant Accounting Policies, Investment Income. For the fiscal year ended July 31, 2010, the increase (decrease) to the Ratios of Net Investment Income to Average Net Assets Applicable to Common Shares is .09%, .08% and .09% for Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO), respectively.
(g)	Borrowings Interest Expense includes amortization of borrowing costs, where applicable. Borrowing costs were fully amortized and expensed as of July 31, 2009.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	51

Board Members & Officers (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board Members of the Fund. The number of board members of the Fund is currently set at nine. None of the board members who are not “interested” persons of the Fund (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INDEPENDENT BOARD MEMBERS:

■ ROBERT P. BREMNER(2)
8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	200

■ JACK B. EVANS
10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	200

■ WILLIAM C. HUNTER
3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	200

52	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INDEPENDENT BOARD MEMBERS (continued):

■ DAVID J. KUNDERT(2)
10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	200

■ WILLIAM J. SCHNEIDER(2)
9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly member and Chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	200

■ JUDITH M. STOCKDALE
12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	200

■ CAROLE E. STONE(2)
6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	200

■ TERENCE J. TOTH(2)
9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Boards (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200

Nuveen Investments	53

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INTERESTED BOARD MEMBER:

■ JOHN P. AMBOIAN(3)
6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer (since July 2007), Director (since 1999) and Chairman (since 2007) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.; President (since 2005) of Nuveen Commodities Asset Management, LLC.	200

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
				Officer

OFFICERS of the FUND:

■ GIFFORD R. ZIMMERMAN
9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC, (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2005) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	200

■ WILLIAM ADAMS IV
6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999); Executive Vice President (since 2005) of Nuveen Commodities Asset Management, LLC.	125

■ CEDRIC H. ANTOSIEWICZ
1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director, (since 2004), previously, Vice President (1993-2004) of Nuveen Investments, LLC.	125

■ NIZIDA ARRIAGA
6/1/68 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President of Nuveen Investments, LLC (since 2010); formerly, Vice President (2007-2010); Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	200

54	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
				Officer

OFFICERS of the FUND (continued):

■ MICHAEL T. ATKINSON
2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	200

■ MARGO L. COOK
4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	200

■ LORNA C. FERGUSON
10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Asset Management.	200

■ STEPHEN D. FOY
5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management; Certified Public Accountant.	200

■ SCOTT S. GRACE
8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC, Managing Director and Treasurer of Nuveen Asset Management (since 2009); formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc,; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	200

■ WILLIAM T. HUFFMAN
5/7/69 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.	136

■ WALTER M. KELLY
2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008) and Assistant Secretary (since 2008) of Nuveen Asset Management.	200

Nuveen Investments	55

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
				Officer

OFFICERS of the FUND (continued):

■ DAVID J. LAMB
3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management; Certified Public Accountant.	200

■ TINA M. LAZAR
8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management.	200

■ LARRY W. MARTIN
7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007).	200

■ KEVIN J. MCCARTHY
3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President, and Assistant Secretary, Nuveen Asset Management, and Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	200

■ MICHELLE A. MCCARTHY
7/6/65 333 W. Wacker Drive Chicago, IL 60606	Vice President	2010	Managing Director, Director of Risk Management (since May, 2010), Nuveen Investments, LLC; formerly, Chief Risk Officer (2009-2010) of Russell Investment Group; formerly, SVP (2003-2009), Chief Market & Operational Risk Officer (2006-2009), Washington Mutual Bank.	200

■ JOHN V. MILLER
4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	136

56	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
				Officer

OFFICERS of the FUND (continued):

■ GREGORY T. MINO
1/4/71 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President (since 2010) of Nuveen Investments, LLC, formerly, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	200

■ CHRISTOPHER M. ROHRBACHER
8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2008).	200

■ JAMES F. RUANE
7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments, LLC (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	200

■ MARK L. WINGET
12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	200

(1)	Board Members serve three year terms. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the Board Member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, a Nuveen-sponsored commodity pool that has filed a registration statement on Form S-1 with the SEC for a proposed initial public offering. The S-1 has not been declared effective, and the commodity pool has not commenced operations.

(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	57

Annual Investment Management
Agreement Approval Process (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees (each, a “Board,” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Funds for an additional one-year period. These agreements include the investment advisory agreements between Nuveen Asset Management (“NAM”) and each Fund and the sub-advisory agreements between NAM and Symphony Asset Management LLC (the “Sub-Adviser”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the applicable advisory agreements (each, an “Investment Management Agreement”) and sub-advisory agreements (each, a “Sub-advisory Agreement,” and each Investment Management Agreement and Sub-advisory Agreement, an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Funds, NAM and the Sub-Adviser (NAM and the Sub-Adviser are each a “Fund Adviser”), including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including continued activities to refinance

58	Nuveen Investments

auction rate preferred securities, manage leverage during periods of market turbulence and implement an enhanced leverage management process, modify investment mandates in light of market conditions and seek shareholder approval as necessary, maintain the fund share repurchase program and maintain shareholder communications to keep shareholders apprised of Nuveen’s efforts in refinancing preferred shares. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing marketing for the closed-end funds; maintaining and enhancing a closed-end fund website; participating in conferences and having direct communications with analysts and financial advisors.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered NAM’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Adviser. In that regard, the Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM. The evaluation also included information relating to the Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Funds, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board also considered the performance of the Funds. In addition, the Board recognized that the Sub-advisory Agreements were essentially agreements for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Funds. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with the Sub-Adviser in 2010. The Independent Board Members noted that NAM recommended the renewal of the Sub-advisory Agreements and considered the basis for such recommendations.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B.	The Investment Performance of the Funds and Fund Advisers
The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the performance information the Board reviewed included the Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. Moreover, the Board reviewed the peer ranking of the Nuveen funds sub-advised by the Sub-Adviser in the aggregate. The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to date for the Nuveen Floating Rate Income Fund and the Nuveen Floating Rate Income Opportunity Fund. This information supplemented the Fund performance information provided to the

Nuveen Investments	59

Annual Investment Management
Agreement Approval Process (Unaudited) (continued)

Board at each of its quarterly meetings. In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group.

Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory. In this regard, the Board noted that each Fund generally demonstrated favorable performance in comparison to its respective peers, performing in the top two quartiles.

C.	Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). The Independent Board Members noted that the Nuveen Floating Rate Income Fund and the Nuveen Floating Rate Income Opportunity Fund had net management fees and/or net expense ratios below, at or near (within 5 basis points or less) the peer averages of their Peer Group or Peer Universe. They noted that the Nuveen Senior Income Fund had a net expense ratio above the peer average, but a net advisory fee below the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund

60	Nuveen Investments

sponsors or clients (such as retail and/or institutional managed accounts) as applicable. The Independent Board Members also reviewed the fees the Sub-Adviser assesses for equity and taxable fixed-income hedge funds it manages, which include a performance fee.

3. Profitability of Fund Advisers
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time to time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion

Nuveen Investments	61

Annual Investment Management
Agreement Approval Process (Unaudited) (continued)

that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of NAM for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether each Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Board considered that the Sub-Adviser currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with a Fund were reasonable and within acceptable parameters.

F.	Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreements and Sub-advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Investment Management Agreements and the Sub-advisory Agreements be renewed.

62	Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Nuveen Investments	63

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

64	Nuveen Investments

Glossary of Terms
Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in common share NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

■	Market Yield (also known as Dividend Yield or Current Yield): Market yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

Nuveen Investments	65

Other Useful Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI
02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (“NYSE”) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The following federal income tax information is provided with respect to the Funds’ distributions paid during the taxable year ended July 31, 2010. Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) hereby designate 98.93%, 93.72% and 95.25%, respectively, (or the maximum amount eligible) of ordinary income distributions as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended July 31, 2010.

66	Nuveen Investments

Common Share Information

Each Fund intends to repurchase shares of its own common in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Common Shares
Fund	Repurchased
NSL	–
JFR	137,893
JRO	9,700

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	67

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, longterm investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $150 billion of assets on June 30, 2010.

Find out how we can help you.

To learn more about the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess
If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

EAN-B-0710D

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder/. (To view the code, click on Fund Governance and then click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, who is “independent” for purposes of Item 3 of Form N-CSR.
Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
NUVEEN FLOATING RATE INCOME FUND
The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.
The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]

July 31, 2010	$67,144	$0	$0	$10,000

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

July 31, 2009	$68,028	$0	$0	$10,000

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

[4]	“All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE
ADVISER AND AFFILIATED FUND SERVICE PROVIDERS
The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.
The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers

July 31, 2010	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

July 31, 2009	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES
The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total

July 31, 2010	$10,000	$0	$0	$10,000
July 31, 2009	$10,000	$0	$0	$10,000
“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.
Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert, William J. Schneider and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.
(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
SYMPHONY
Symphony Asset Management votes proxies with the objective of maximizing shareholder value for its clients and in accordance with the firm’s Policies and Procedures for Proxy Voting. Symphony’s Proxy Voting Committee is responsible for establishing proxy voting guidelines; review and oversight of the firm’s Policies and Procedures for Proxy Voting; oversight of day-to-day proxy voting related activities; and, for overseeing the activities of proxy service providers utilized by the firm.
Symphony has established guidelines for proxy voting based on the recommendations of an independent third-party proxy service provider. Symphony utilizes one or more independent third-party service providers to vote proxy in accordance with Symphony’s guidelines. Service providers also provide proxy voting related research material as required.
In its Policies and Procedures for Proxy Voting, Symphony specifies a process for identifying and managing conflicts of interest in the proxy voting process so that votes are cast in the best interests of clients. Conflicts of interest may arise from relationships Symphony has with its clients, vendors and lenders. Symphony portfolio managers may change a proxy vote recommended by the firm’s guidelines to resolve a conflict of interest or for other reasons in the best economic interests of clients. Symphony’s Proxy Voting Committee reviews vote changes.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Adviser has engaged Symphony Asset Management also referred to as “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers of the Sub-Adviser.
SYMPHONY ASSET MANAGEMENT
A. PORTFOLIO MANAGER BIOGRAPHIES
Gunther Stein, Director of Fixed Income Strategies, Portfolio Manager
Gunther Stein is the lead portfolio manager for both high yield and convertible bond strategies at Symphony Asset Management as well as the lead portfolio manager of Nuveen’s senior loan asset management team. Prior to joining Symphony in 1999, Stein was a high yield portfolio manager at Wells Fargo Bank, where he was responsible for investing in public high yield bonds and bank loans and also managed a team of credit analysts. Stein joined Wells Fargo in 1993 as an Associate in its Loan Syndications/Leveraged Finance Group. Previously, Stein worked for four years as a euro-currency deposit trader with First Interstate Bank. He has also worked for Standard Chartered Bank, Mexico City and Citibank Investment Bank, London. He completed Wells Fargo’s Credit Management Training program and holds an M.B.A. from the University of Texas, Austin. He graduated from the University of California at Berkeley with a B.A. in Economics.
B. OTHER ACCOUNTS
OTHER ACCOUNTS MANAGED BY Gunther Stein as of 7/31/10

	Gunther Stein
(a) RICs
Number of accts	6
Assets	$1.48	billion

(b) Other pooled accts
Non-performance fee accts
Number of accts	2
Assets	$18.08	million
Performance fee accts
Number of accts	13
Assets	$3.98	billion

(c) Other
Non-performance fee accts
Number of accts	4
Assets	$5.21	million
Performance fee accts
Number of accts	3
Assets	$750.44	million
C. POTENTIAL MATERIAL CONFLICTS OF INTEREST
As described above, the portfolio managers may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the Sub-adviser may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Sub-adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.
D. FUND MANAGER COMPENSATION
Symphony investment professionals receive compensation based on three elements: fixed-base salary, participation in a bonus pool and certain long-term incentives.
The fixed-base salary is set at a level determined by Symphony and is reviewed periodically to ensure that it is competitive with base salaries paid by similar financial services companies for persons playing similar roles.
The portfolio manager is also eligible to receive an annual bonus from a pool based on Symphony’s aggregate asset-based and performance fees after all operating expenses. The level of this bonus to each individual portfolio manager is determined by senior management’s assessment of the team’s performance, and the individual’s contribution to and performance on that team. Factors considered in that assessment include the total return and risk-adjusted total return performance of the accounts for which the individual serves as portfolio manager relative to any benchmarks established for those accounts; the individual’s effectiveness in communicating investment performance to investors and/or their advisors; and the individual’s contribution to the firm’s overall investment process and to the execution of investment strategies. The portfolio manager also receives long-term incentives tied to the performance and growth of Symphony and Nuveen.
E. OWNERSHIP OF JFR SECURITIES AS OF JULY 31, 2010.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		(b)	(c)	(d)*
	(a)	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	TOTAL NUMBER OF	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	SHARES (OR	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	UNITS)	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
Period*	PURCHASED	UNIT)	PROGRAMS	PROGRAMS
AUGUST 1-31, 2009	20,593	$8.27	20,593	4,719,407
SEPTEMBER 1-30, 2009	0		0	4,719,407
OCTOBER 1-31, 2009	67,200	$9.29	67,200	4,672,800
NOVEMBER 1-30, 2009	50,100	$9.33	50,100	4,622,700
DECEMBER 1-31, 2009	0		0	4,622,700
JANUARY 1-31, 2010	0		0	4,622,700
FEBRUARY 1-28, 2010	0		0	4,622,700
MARCH 1-31, 2010	0		0	4,622,700
APRIL 1-30, 2010	0		0	4,622,700
MAY 1-31, 2010	0		0	4,622,700
JUNE 1-30, 2010	0		0	4,622,700
JULY 1-31, 2010	0		0	4,622,700
TOTAL	137,893

*	The registrant’s repurchase program, which authorized the repurchase of 4,740,000 shares, was announced August 7, 2008. On October 3, 2009, the program was reauthorized for a maximum repurchase amount of 4,740,000 shares. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Info/Shareholder/ and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) NUVEEN FLOATING RATE INCOME FUND

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary
Date: October 7, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)
Date: October 7, 2010

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)
Date: October 7, 2010